UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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MELA Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

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MELA SCIENCES, INC.

100 Lakeside Drive, Suite 100
Horsham, Pennsylvania 19044

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 30, 2015

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of MELA Sciences, Inc., a Delaware corporation (the “Company”). The meeting will be held on the 12th Floor of 30 S. 17th Street, Philadelphia, Pennsylvania 19103 on Wednesday, September 30, 2015 at 9:00 a.m. local time, for the following purposes:

1.	To elect seven directors to serve for the ensuing year and until their successors are elected;

2.	To consider and vote upon a proposal to amend the Company’s Fifth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000 subject to the Board of Directors’ authority to abandon such amendment;

3.	To consider and vote upon a proposal to amend the Company’s Fifth Amended and Restated Certificate of Incorporation to effect a reverse stock split of its common stock at a specific ratio within a range from 1-for-2 to 1-for-10 and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the specific ratio of the reverse stock split;

4.	To consider and vote upon a proposal to approve, pursuant to NASDAQ Marketplace Rules, the Company’s issuance of up to an aggregate of 62,837,601 shares of the Company’s common stock upon (i) conversion of $32.5 million aggregate principal amount of senior secured convertible debentures issued June 22, 2015 (the “Debentures”) at a conversion price of $0.75 per share; (ii) payment of interest on the Debentures and $10.0 million aggregate principal amount of senior secured notes issued June 22, 2015 (the “Notes”); (iii) exercise of warrants to purchase an aggregate of 3.0 million shares of the Company’s common stock issued June 22, 2015 at an exercise price of $0.75 per share (the “Warrants”); and (iv) exercise of existing warrants, amended as of the effective date of stockholder approval, to purchase up to 11,099,267 shares of the Company’s common stock at the reset exercise price of $0.75 per share (the “Reset Warrants”);

5.	To consider and vote upon a proposal to approve the Amended and Restated MELA Sciences, Inc. 2013 Stock Incentive Plan;

6.	To consider and vote upon a proposal to approve the payment of special board compensation to two directors of the Company for services performed as members of the Transaction Committee of the Board of Directors;

7.	To ratify the selection by the audit committee of the Board of Directors of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

8.	To consider and vote upon a proposal to approve the adjournment of the annual meeting to solicit additional proxies to vote in favor of the proposals set forth in Proposals Nos. 2, 3 and 4; and

9.	To conduct any other business properly brought before the meeting or any adjournment thereof.

The record date for the Annual Meeting is August 17, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Michael R. Stewart
President and Chief Executive Officer

August 25, 2015

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT AUGUST 25, 2015. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD;

•	BY INTERNET OR TELEPHONE; OR

•	ATTEND THE COMPANY’S 2015 ANNUAL MEETING OF STOCKHOLDERS AND VOTE.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE YOUR SHARES BY INTERNET OR TELEPHONE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD OR VOTED BY INTERNET OR TELEPHONE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON SEPTEMBER 30, 2015 — THE PROXY STATEMENT AND THE 2014 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.PROXYVOTE.COM.

MELA SCIENCES, INC.

100 Lakeside Drive, Suite 100
Horsham, Pennsylvania 19044

PROXY STATEMENT FOR THE

2015 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of MELA Sciences, Inc. (“we”, “us”, “our” or “the Company”) is soliciting your proxy to vote at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”). You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this Proxy Statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or you may grant a proxy to vote your shares by means of the telephone or on the Internet.

The Company intends to mail this Proxy Statement and the accompanying proxy card together with the Company’s 2014 Annual Report to Stockholders on or about August 25, 2015 to all stockholders of record entitled to vote at the Annual Meeting. Each share of common stock outstanding on the record date will be entitled to one vote.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on August 17, 2015 will be entitled to vote at the Annual Meeting. On this record date, there were 9,887,358 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on August 17, 2015 your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 17, 2015 your shares were held not in your name, but rather, in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. Since you are not the stockholder of record, however, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are eight matters scheduled for a vote:

1.	Election of seven directors;

2.

Approval of an amendment to our Fifth Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 50,000,000 to 150,000,000 subject to the Board of Directors’ authority to abandon such amendment;

3.

Approval of an amendment to our Fifth Amended and Restated Certificate of Incorporation effecting a reverse stock split of our common stock at a specific ratio within a range from 1-for-2 to 1-for-10 and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the specific ratio of the reverse stock split;

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4.	Approval of the authorization, pursuant to NASDAQ Marketplace Rules, of the Company’s issuance up to an aggregate of 62,837,601 shares of the Company’s common stock upon (i) conversion of the Debentures; (ii) payment of interest on the Debentures and the Notes; (iii) exercise of the Warrants; and (iv) exercise of the Reset Warrants;

5.	Approval of the Amended and Restated MELA Sciences, Inc. 2013 Stock Incentive Plan;

6.	Approval of the payment of special board compensation to two directors of the Company for services performed as members of the Transaction Committee of the Board of Directors;

7.	Ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

8.	Approval of the adjournment of the annual meeting to solicit additional proxies to vote in favor of the proposals set forth in Proposals 2, 3 and 4.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters you may vote “For” or “Against” or abstain from voting. Procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, or vote by proxy using the enclosed proxy card or via the Internet or telephone (see “Voting Via the Internet or by Telephone” below). If you vote by proxy, your shares will be voted as you specify on the proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to reach us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Voting Via the Internet or by Telephone

Stockholders may grant a proxy to vote their shares by means of the telephone or via the Internet. The laws of the State of Delaware, under which the Company is incorporated, specifically permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the Inspector of Elections can determine that such proxy was authorized by the stockholder.

The telephone and Internet voting procedures below are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders’ instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

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For Shares Registered in Your Name

Stockholders of record may go to www.proxyvote.com to grant a proxy to vote their shares by means of the Internet. They will be required to provide the control number contained on their proxy cards. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-800-690-6903 and following the operator’s instructions.

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive instructions for granting proxies from their banks, brokers or other agents, rather than the Company’s proxy card.

General Information for All Shares Voted Via the Internet or By Telephone

Votes submitted via the Internet or by telephone must be received by 11:59 p.m. EST on September 29, 2015. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock of the Company you own as of August 17, 2015.

What if I return a proxy card but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on the matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, we will bear the cost of proxies solicited by the Board of Directors. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by our directors, officers and employees, none of whom will receive additional compensation for these services, and by Okapi Partners, a professional proxy solicitation firm, who we have retained to aid in the solicitation of proxies. We will pay Okapi Partners a fee of $8,000 plus expenses for these services. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of common stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•	You may issue a proxy with a later date.

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•	You may send a written notice that you are revoking your proxy to the Company’s Secretary at 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044.

•	You may vote by telephone or via the Internet.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you must follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders of the Company may present proper proposals for inclusion in the Company’s Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the Proxy Statement distributed to stockholders prior to the annual meeting of stockholders in the year 2016, a stockholder proposal must be received by the Company no later than April 27, 2016 and must otherwise comply with the requirements of Rule 14a-8.

In order to be considered for presentation at the annual meeting of stockholders in the year 2016, although not included in the Proxy Statement, a stockholder proposal or nomination(s) must comply with the requirements of the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”) and be received by the Company no later than the close of business on July 2, 2016 and no earlier than the close of business on June 2, 2016; provided, however, that in the event that the date of the 2016 annual meeting is more than 30 days before or more than 60 days after September 30, 2016, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. Stockholder proposals should be delivered in writing to MELA Sciences, Inc., 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044, Attention: Secretary. A copy of the Company’s Bylaws may be obtained from the Company upon written request to the Secretary.

How are votes counted?

Votes will be counted by the Inspector of Elections appointed for the meeting, who will separately tabulate “For”, “Against” and “Withhold” votes, abstentions and broker non-votes. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

•	Proposal No. 1, the election of directors, the seven nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will count towards the quorum but will have no effect on the outcome of the vote. Stockholders do not have the right to cumulate their votes for directors.

•	Proposal No. 2, the approval of an amendment to our Fifth Amended and Restated Certificate of Incorporation increasing the number of shares of authorized common stock from 50,000,000 to 150,000,000 subject to the Board of Directors’ authority to abandon such amendment, must receive a “For” vote from a majority of the outstanding shares of common stock to be approved. Abstentions and broker non-votes will have the same effect as an “Against” vote.

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•	Proposal No. 3, the approval of an amendment to our Fifth Amended and Restated Certificate of Incorporation effecting a reverse stock split of our common stock, par value $0.001 per share, at a specific ratio within a range from 1-for-2 to 1-for-10 and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the specific ratio of the reverse stock split, subject to the Board of Directors’ authority to abandon such amendment, must receive a “For” vote from a majority of the outstanding shares of common stock to be approved. Abstentions and broker non-votes will have the same effect as an “Against” vote.

•	Proposal No. 4, the approval, pursuant to NASDAQ Marketplace Rules, of the Company’s issuance of up to an aggregate of 62,837,601 shares of the Company’s common stock upon (i) conversion of the Debentures; (ii) payment of interest on the Debentures and the Notes; (iii) exercise of the Warrants; and (iv) exercise of the Reset Warrants must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy to be approved. Abstentions will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of the vote.

•	Proposal No. 5, the approval of the Amended and Restated MELA Sciences, Inc. 2013 Stock Incentive Plan must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy to be approved. Abstentions will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of the vote.

•	Proposal No. 6, the approval of the payment of special board compensation to two directors of the Company for services performed as members of the Transaction Committee of the Board of Directors must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy to be approved. Abstentions will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of the vote.

•	Proposal No. 7, the ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy to be approved. Abstentions will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of the vote.

•	Proposal No. 8, the approval of the adjournment of the annual meeting to solicit additional proxies to vote in favor of the proposals set forth in Proposals Nos. 2, 3 and 4 must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy to be approved. Abstentions will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of the vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares of common stock entitled to vote are represented by votes at the meeting or by proxy. On the record date, there were 9,887,358 shares of common stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting or by telephone or via the Internet. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed by the Company within four business days of the Annual Meeting.

How can I obtain additional copies?

For additional copies of this Proxy Statement and the enclosed proxy card and 2014 Annual Report to Stockholders, you should contact our corporate office at MELA Sciences, Inc., 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044, Attention: Secretary, telephone (215) 619-3200.

BACKGROUND – THE COMPANY

We are a medical technology company dedicated to developing and commercializing innovative products for the diagnosis and treatment of serious dermatological disorders. In June 2015 we completed the acquisition of the XTRAC excimer laser and the VTRAC excimer lamp businesses from PhotoMedex, Inc. The XTRAC and VTRAC products are FDA cleared devices for the treatment of psioriasis, vitiligo and other skin disorders. The purchase price was $42.5 million plus the assumption of certain business-related liabilities. These products generated $30.6 million in revenues in 2014 and achieved year-over-year growth of 41% with a gross margin of 60.1%. We believe that these businesses acquired create a platform on which to transform MELA into a leading medical dermatology company. We further believe that the cash flow generated by these businesses will be sufficient to finance our operations, including the continuing commercialiation of the MelaFind® system.

The XTRAC is an ultraviolet light excimer laser system utilized to treat psoriasis, vitiligo and other skin diseases. The XTRAC received FDA clearance in 2000 and has since become a widely recognized treatment among dermatologists. The system delivers targeted 308um ultraviolet light to affected areas of skin, leading to psoriasis clearing and vitiligo repigmentation, following a series of treatments. As of March 31, 2015, there were 640 XTRAC systems placed in dermatologists’ offices in the United States under our recurring revenue model, up from 527 at the end of March 2014. Under the recurring revenue model, the XTRAC system is placed in a physician’s office and revenue is recognized on a per procedure basis. The XTRAC system’s use for psoriasis is covered by nearly all major insurance companies, including Medicare. The VTRAC Excimer Lamp system, offered internationally, provides targeted therapeutic efficacy demonstrated by excimer technology with the simplicity of design and reliability of a lamp system. There are approximately 7.5 million people in the United States and up to 125 million people worldwide suffering from psoriasis, and 1% to 2% of the world’s population suffers from vitiligo. In 2014, over 300,000 XTRAC laser treatments were performed on approximately 19,000 patients in the United States.

The financial results of the XTRAC and VTRAC businesses will be included in our results of operations beginning June 23, 2015. The assets of the businesses purchased and liabilities assumed will be consolidated as of June 23, 2015 and will be reported in our second quarter financial statements at June 30, 2015.

We incorporate by reference into this proxy statement the following statements, which we also attach to this proxy statement as Annex A:

•

Audited Combined Carve-Out XTRAC/VTRAC Division (A Carve-Out of Photomedex, Inc.) combined balance sheets as of December 31, 2014 and 2013, and the related combined statements of comprehensive (loss) income, invested equity and cash flows for the years then ended, and the related notes to the combined carve-out financial statements;

•	Unaudited Combined Carve-Out XTRAC/VTRAC Division (A Carve-Out of Photomedex, Inc.) condensed combined balance sheets as March 31, 2015 and December 31, 2014 and the related condensed combined statements of comprehensive loss, invested equity and cash flows for the three months ended March 31, 2015 and 2014, and the related notes to the condensed combined carve-out financial statements; and

•	Pro Forma Financial Information

We anticipate that the acquisition of the XTRAC and VTRAC businesses will help to facilitate the commercialization of MelaFind®, as well as the further design and development of this technology. MelaFind is a non-invasive, point-of-care (i.e., in the doctor’s office) instrument designed to aid in the dermatologists’ decision to biopsy pigmented skin lesions, particularly melanoma. The successful commercialization of MelaFind is dependent on the establishment of reimbursement policies that include the use of the MelaFind’s capabilities to assist in the biopsy decision. We anticipate that it may require several years of continued effort for insurance companies to establish such policies.

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To finance the purchase of the XTRAC and VTRAC businesses, in June 2015 we entered into a securities purchase agreement with institutional investors (the “Purchasers”) in connection with a private placement (the “2015 Financing”). We sold $10.0 million aggregate principal amount of Notes bearing interest at 9% per year, with a maturity date of the earlier of 30 days after the Company obtains stockholder approval of stock issuances under the Debentures and the Warrants or November 30, 2015. The Purchasers of the Notes were issued Warrants to purchase an aggregate of 3.0 million shares of our common stock, having an exercise price of $0.75 per share. We also issued $32.5 million aggregate principal amount of Debentures that, subject to certain ownership limitations and stockholder approval conditions, will be convertible into 43,333,334 shares of common stock at an initial conversion price of $0.75 per share. The Debentures bear interest at the rate of 2.25% per year, and, unless previously converted, will mature on the five-year anniversary of the date of issuance. Our obligations under the Notes and Debentures (collectively, the “Debt Securities”) are secured by a first priority lien on all of our assets, except for a second lien on our intellectual property. Under the terms of the Debentures and the Warrants, the issuances of shares of the common stock, including the Shares, upon conversion of the Debentures and upon exercise of the Warrants are subject to (i) the approval by our stockholders of an amendment to our Fifth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock (See Proposal No. 2) and (ii) the approval by our stockholders, pursuant to NASDAQ Marketplace Rules, of the Company’s issuance of up to an aggregate of 62,837,601 shares of the Company’s common stock upon (a) conversion of the Debentures; (b) payment of interest on the Debentures and the Notes; (c) exercise of the Warrants; and (d) exercise of the Reset Warrants (the “Stockholders Approval Requirements”) (See Proposal No. 4). Effective upon the date the Stockholder Approval Requirement is satisfied, of which we provide no assurance, we have also agreed to reprice outstanding Warrants held by certain investors to reduce the exercise price to $0.75 per share.

Historically, we have not generated significant revenues and as a result we have experienced recurring losses from operations. For the year ended December 31, 2014 and the three months ended March 31, 2015 our net losses amounted to approximately $14.1 million and $7.3 million, respectively. In their opinion issued in connection with the audit of our 2014 financial statements, our independent registered public accountants expressed substantial doubt about our ability to continue as a going concern. Following the completion of our acquisition of the XTRAC and VTRAC businesses, we believe that our cash as of March 31, 2015 of $8.2 million combined with our anticipated revenues from the sale of our products will be sufficient to cover our operations for the foreseeable future.

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock, par value $0.001, as of June 30, 2015 (except as noted) by: (i) each director and nominee for director; (ii) each of our executive officers who are named in the Summary Compensation Table presented herein; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Beneficial Ownership(1) of Options Included in Beneficially Owned	Percentage of Common Shares Beneficially Owned
Executive Officers and Directors:
Michael R. Stewart	—		—	*
Robert W. Cook	25,000		15,000	*
R. Rox Anderson	—		—	*
Samuel E. Navarro	1,379		1,379	*
Jeffrey F. O’Donnell, Sr.	4,271		2,919	*
David K. Stone	11,028		8,676	*
Kathryn Swintek	9,128		5,776	*
LuAnn Via	7,825		4,973	*
All directors and all executive officers as a group (8 persons)	58,631		38,723	*

5% Common Stockholders:
Broadfin Healthcare Master Fund, Ltd (2)	279,331	(3)	—	9.99%
Sabby Healthcare Master Fund, Ltd (4)	383,615	(5)	—	9.99%
Sabby Volatility Warrant Master Fund, Ltd (6)	225,128	(6)	—	9.99%
Great Point Partners, LLC(8)	670,058	(8)	—	9.99%

* Less than one percent beneficially owned

(1)	This table is based upon information supplied by officers, directors and principal stockholders, including the most recent Schedule 13D or Schedule 13G filed by such 5% common stockholders with the SEC. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 8,996,686 shares outstanding on June 30, 2015, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each of the individuals and entities listed in this table is c/o MELA Sciences, Inc., 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044.

(2)	The business address of Broadfin Healthcare Master Fund, LTD (“Broadfin”) is 20 Genesis Close Ansbacher House, Second Floor, P.O. Box 1344, Grand Cayman KY1-1108, Cayman Islands and the business address of each of Broadfin Capital, LLC and Kevin Kotler is 300 Park Avenue, 25th Floor, New York, New York 10022. Broadfin, Broadfin Capital, LLC and Kevin Kotler have shared voting and investment control of the securities held by Broadfin.

(3)	Broadfin holds the following securities: (i) 383,615 shares of common stock; (ii) warrants to purchase 1,559,454 shares of common stock at $2.45 per share; (iii) warrants to purchase 1,267,849 shares of common stock at $2.45 per share; (iv) warrants to purchase 432,433 shares of common stock at $7.40 per share; and (v) 1,267,849 shares of common stock issuable upon conversion of $3,252,033 principal amount of 4% convertible debentures issued in July 2014. In addition, subject to the Stockholder Approval Requirement, (a) 20,000,000 shares of common stock issuable upon conversion of $15,000,000 principal amount of Debentures, including 1,381,043 Shares covered by this prospectus, and (b) Warrants to purchase 1,500,000 shares of common stock at an exercise price of $.75 per share. The conversion of all debentures and the exercise of all warrants referenced in this footnote are subject to a 9.99% blocker. This information is based upon a Selling Stockholder Notice and Questionnaire provided by Broadfin on July 14, 2015.

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(4)	The business address of Sabby Healthcare Master Fund Ltd. (“Sabby HMF”) is c/o Sabby Management LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, NJ 07458. Sabby Management, LLC serves as the investment manager of Sabby HMF. Hal Mintz is the manager of Sabby Management, LLC and has voting and investment control of the securities held by Sabby HMF. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities beneficially owned by Sabby HMF except to the extent of their respective pecuniary interest therein.

(5)	Sabby HMF holds the following securities: (i) 225,128 shares of common stock; (ii) warrants to purchase 514,285 shares of common stock at $8.50 per share; (iii) warrants to purchase 2,183,603 shares of common stock at $2.45 per share; (iv) warrants to purchase 2,339,181 shares of common stock at $2.45 per share; (v) warrants to purchase 648,648 shares of common stock at $7.40 per share; (vi) 2,339,182 upon conversion of $6,000,000 of Series B convertible preferred stock and (vii) 2,183,603 shares of common stock issuable upon conversion of $5,600,941 principal amount of 4% convertible debentures issued in July 2014. In addition, subject to the Stockholder Approval Requirement, (a) 16,000,000 shares of common stock issuable upon conversion of $12,000,000 principal amount of Debentures, including 1,104,834 Shares covered by this prospectus, and (b) warrants to purchase 1,500,000 shares of common stock at an exercise price of $.75 per share. The conversion of all debentures and the exercise of all warrants referenced in this footnote are subject to a 9.99% blocker. This information is based upon a Selling Stockholder Notice and Questionnaire provided by Sabby HMF on July 16, 2015.

(6)	The business address of Sabby Volatility Warrant Master Fund Ltd. (“Sabby VWMF”) is c/o Sabby Management LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, NJ 07458. Sabby Management, LLC serves as the investment manager of Sabby VWMF. Hal Mintz is the manager of Sabby Management, LLC and has voting and investment control of the securities held by Sabby VWMF. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities beneficially owned by Sabby VWMF except to the extent of their respective pecuniary interest therein.

(7)	Sabby VWMF holds the following securities: (i) 279,331 shares of common stock; (ii) warrants to purchase 171,428 shares of common stock at $8.50 per share; (iii) warrants to purchase 837,048 shares of common stock at $2.45 per share; (iv) warrants to purchase 896,686 shares of common stock at $2.45 per share ; (v) warrants to purchase 248,648 shares of common stock at $7.40 per share; (vi) 196,687 upon conversion of $504,500 of Series B convertible preferred stock and (vii) 837,048 shares of common stock issuable upon conversion of $2,147,028 principal amount of 4% convertible debentures issued in July 2014. In addition, subject to the Stockholder Approval Requirement, 6,666,667 shares of common stock issuable upon conversion of $5,000,000 principal amount of Debentures, including 460,347 Shares covered by this prospectus. The conversion of all debentures and the exercise of all warrants referenced in this footnote are subject to a 9.99% blocker. This information is based upon a Selling Stockholder Notice and Questionnaire provided by Sabby VWMF on July 16, 2015.

(5)	The business address of Great Point Partners, LLC (“Great Point”) is 165 Mason St., 3rd fl., Greenwich, CT 06830. Consists of a total of 670,078 shares of common stock reported on Great Point Partners, LLC Schedule 13G/A filed with the SEC on February 17, 2015. Great point provided the following explanation of its beneficial ownership in that Schedule 13G/A: Biomedical Value Fund, L.P. (“BVF”) is the record owner of debentures convertible into 167,097 shares of common stock and warrants to purchase 343,114 shares of common stock (collectively, the “BVF Shares”). Great Point Partners, LLC (“Great Point”) is the investment manager of BVF, and by virtue of such status may be deemed to be the beneficial owner of the BVF Shares. Each of Dr. Jeffrey R. Jay, M.D. (“Dr. Jay”), as senior managing member of Great Point, and Mr. David Kroin (“Mr. Kroin”), as special managing member of Great Point, has voting and investment power with respect to the BVF Shares, and therefore may be deemed to be the beneficial owner of the BVF Shares. Biomedical Offshore Value Fund, Ltd. (“BOVF”) is the record owner of debentures convertible into 203,649 shares of common stock and warrants to purchase 418,171 shares of common stock (collectively, the “BOVF Shares”). Great Point is the investment manager of BOVF, and by virtue of such status may be deemed to be the beneficial owner of the BOVF Shares. Each of Dr. Jay, as senior managing member of Great Point, and Mr. Kroin, as special managing member of Great Point, has voting and investment power with respect to the BOVF Shares, and therefore may be deemed to be the beneficial owner of the BOVF Shares. Biomedical Institutional Value Fund, L.P. (“BIVF”) is the record owner of debentures convertible into 36,522 shares of common stock and warrants to purchase 75,056 shares of common stock (collectively, the “BIVF Shares”). Great Point is the investment manager of BIVF, and by virtue of such status may be deemed to be the beneficial owner of the BIVF Shares. Each of Dr. Jay, as senior managing member of Great Point, and Mr. Kroin, as special managing member of Great Point, has voting and investment power with respect to the BIVF Shares, and therefore may be deemed to be the beneficial owner of the BIVF Shares. GEF-SMA, LP (“GEF-SMA”) is the record owner of debentures convertible into 114,879 shares of common stock and warrants to purchase 235,891 shares of common stock (collectively, the “GEF-SMA Shares”). Great Point is the investment manager of GEF-SMA, and by virtue of such status may be deemed to be the beneficial owner of the GEF-SMA Shares. Each of Dr. Jay, as senior managing member of Great Point, and Mr. Kroin, as special managing member of Great Point, has voting and investment power with respect to the GEF-SMA Shares, and therefore may be deemed to be the beneficial owner of the GEF-SMA Shares. Class D Series of GEF-PS, LP (“GEF-PS”) is the record owner of debentures convertible into 47,414 shares of common stock and warrants to purchase 97,359 shares of common stock (collectively, the “GEF-PS Shares”). Great Point is the investment manager of GEF-PS, and by virtue of such status may be deemed to be the beneficial owner of the GEF-PS Shares. Each of Dr. Jay, as senior managing member of Great Point, and Mr. Kroin, as special managing member of Great Point, has voting and investment power with respect to the GEF-PS Shares, and therefore may be deemed to be the beneficial owner of the GEF-PS Shares. The provisions of the debentures and warrants described above restrict the conversion and exercise of such warrants, respectively, to the extent that, after giving effect to such conversion and exercise, the holder of the debentures and warrants and its affiliates and any other person or entities with which such holder would constitute a group would beneficially own in excess of 9.99% of the number of shares of common stock of the Company outstanding immediately after giving effect to such exercise (the “Ownership Cap”). Therefore, the reporting persons could be deemed to beneficially own such number of shares underlying such debentures and warrants as would result in total beneficial ownership by such reporting persons up to the Ownership Cap. Notwithstanding the above, Great Point, Dr. Jay and Mr. Kroin disclaim beneficial ownership of the BVF Shares, the BOVF Shares, the BIVF Shares, the GEF-SMA Shares, the GEF-PS Shares, and the shares of common stock underlying the debentures and warrants described above, except to the extent of their respective pecuniary interests.

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CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under the listing standards of the NASDAQ Stock Market (“NASDAQ”), a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Company’s Board of Directors consults with the Company’s counsel to ensure that the Board of Director’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as are in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board of Directors has affirmatively determined that all of the Company’s directors and director nominees are independent directors within the meaning of the applicable NASDAQ listing standards, except Michael R. Stewart, the President and Chief Executive Officer of the Company.

Board Composition and Leadership Structure

We separate the roles of Chief Executive Officer (Michael R. Stewart) and Chairman of the Board (Jeffrey F. O’Donnell, Sr.) in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to our Chief Executive Officer, sets the agenda for Board of Directors meetings and presides over meetings of the full Board of Directors. A majority of the members of our Board of Directors are “independent” of us and our management.

The Board of Directors met 13 times during the last fiscal year and acted four times by unanimous written consent. During the last fiscal year, the audit committee met four times, the compensation committee met seven times and acted seven times by unanimous written consent, and the nominating committee (which was reconstituted as the nominating and corporate governance committee in March 2014) met four times. All directors attended at least 75% of the aggregate meetings of the Board of Directors and the committees on which they served that were held during the period in which they were a committee member.

Information Regarding the Board of Directors and its Committees

The Company’s Board of Directors has an audit committee, a compensation committee and a nominating and governance committee. The following table provides membership information for each of these committees:

NAME	AUDIT	COMPENSATION	NOMINATING AND GOVERNANCE
Jeffrey F. O’Donnell, Sr.		X	X
Samuel E. Navarro	X		X
David K. Stone	X		X
Kathryn Swintek	X	X
LuAnn Via		X

Below is a description of each standing committee of the Board of Directors, i.e., the audit committee, the compensation committee and the nominating and governance committee. Each of the committees has authority to engage independent advisors, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company. Also included below is a description of the special Transaction Committee of the Board of Directors established for the purpose of evaluating transaction options and potential financing for any such transaction.

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Audit Committee

The current members of our audit committee are Kathryn Swintek, David K. Stone, and Samuel E. Navarro, each of whom we believe satisfies the independence requirements of NASDAQ and the Securities and Exchange Commission (the “SEC”). From August 2014 until his appointment as Chief Executive Officer in December 2014, Michael R. Stewart served on our audit committee. Ms. Swintek chairs this committee. We believe Ms. Swintek is qualified as an audit committee financial expert under the regulations of the SEC and has the accounting and related financial management expertise required by NASDAQ. Our audit committee assists our Board of Directors in its oversight of::

•	the integrity of our financial statements;

•	our independent registered public accounting firm’s qualifications and independence; and

•	the performance of our independent auditors.

The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and overseeing their work. All audit services to be provided to us and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent auditors must be approved in advance by our audit committee.

The charter of our audit committee is available in the Corporate Governance section of the Investor Relations section of the Company’s website at www.melasciences.com.

Compensation Committee

The current members of our compensation committee are LuAnn Via, Jeffrey F. O’Donnell, Sr. and Kathryn Swintek, each of whom we believe satisfies the independence requirements of NASDAQ. Ms. Via chairs this committee. The purpose of our compensation committee is to assist in the responsibilities of our Board of Directors relating to compensation of our executive officers. Specific responsibilities of our compensation committee include:

•	reviewing and recommending compensation of our executive officers;

•	administering our stock incentive plans; and

•	reviewing and recommending incentive compensation and equity plans.

The compensation committee reviews and recommends for approval by the Board of Directors, the compensation of the Company’s Chief Executive Officer and the Company’s other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The compensation committee also periodically reviews and makes recommendations to the Board of Directors with respect to non-employee director compensation.

The charter of our compensation committee is available in the Corporate Governance section of the Investor Relations section of the Company’s website at www.melasciences.com.

Nominating and Governance Committee

The nominating and governance committee has not adopted specific minimum criteria for director nominees. The committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board of Directors does not wish to continue in service, or if the nominating and governance committee decides not to nominate a member for re-election, the nominating and governance committee first considers the appropriateness of the size of the Board of Directors. If the nominating and governance committee determines that the seat on the Board of Directors should be retained and a vacancy exists, the committee considers factors that it deems are in the best interests of the Company and its stockholders in identifying and evaluating a new nominee.

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In identifying suitable candidates for nomination as a director, the nominating and governance committee will consider the needs of the Board of Directors and the range of skills and characteristics required for effective functioning of the Board of Directors. In evaluating such skills and characteristics, the nominating and governance committee may take into consideration such factors as it deems appropriate, such as a nominee’s business and professional expertise and experiences, including particular experience in areas relevant to the Company’s business activities, concern for long-term interests of the stockholders, and personal integrity and judgment. The committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a diverse mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities to our stockholders.

The nominating and governance committee will consider all bona fide candidates for election to the Board of Directors and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted pursuant to the process described in the Company’s Bylaws and applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2016 Annual Meeting of Stockholders. The Company has not received any recommendations from stockholders for candidates for inclusion on the committee’s slate of nominees.

In addition, the nominating and governance committee, from time to time, reviews and reassesses the adequacy of the Company’s corporate governance guidelines and recommends any proposed changes to the Board of Directors for approval.

The charter of our nominating and governance committee is available in the Corporate Governance section of the Investor Relations section of the Company’s website at www.melasciences.com.

Special Transaction Committee

In connection with the purchase of the XTRAC excimer laser and the VTRAC excimer lamp businesses from PhotoMedex, Inc. and the related 2015 Financing, the Company established a special transaction committee (the “Transaction Committee”) for the purpose of evaluating transaction options for the Company and the potential financing for any such transaction, as well as assisting management in negotiating the acquisition of the XTRAC excimer laser and the VTRAC excimer lamp from PhotoMedex, Inc. and assisting management in negotiating the 2015 Financing itself. Jeffrey F. O’Donnell, Sr. and Samuel E. Navarro served on the Transaction Committee, which maintained a constant flow of communication with management.

The Board of Directors’ Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The compensation committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The audit committee oversees management of financial risks. The nominating and governance committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest of director nominees. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Stockholder Communications with the Board of Directors

We do not have a formal policy regarding stockholder communication with the Board of Directors. However, stockholders of the Company may communicate directly with the Board of Directors in writing, addressed to:

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Board of Directors

c/o Secretary

MELA Sciences, Inc.
100 Lakeside Drive, Suite 100
Horsham, Pennsylvania 19044

The Secretary will review each stockholder communication. The Secretary will forward to the entire Board of Directors (or to members of a Board of Directors’ committee, if the communication relates to a subject matter clearly within that committee’s area of responsibility) each communication that (a) relates to the Company’s business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not relate to a personal grievance against the Company or an employee or to further a personal interest not shared by the other stockholders generally. Stockholders who would like their submissions directed to an individual member of the Board of Directors may so specify, and the communication will be forwarded, as appropriate.

Code of Business Conduct and Ethics

The Company has adopted the MELA Sciences, Inc. Amended and Restated Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Company’s Amended and Restated Code of Business Conduct and Ethics is available in the Corporate Governance section of the Investor Relations section of the Company’s website at www.melasciences.com. If the Company makes any substantive amendments to the Amended and Restated Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The audit committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the audit committee deems appropriate, including the Company’s independent registered public accounting firm’s accountability to the Board of Directors and the audit committee. The audit committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee by the Standards of the Public Company Accounting Oversight Board (“PCAOB”), including PCAOB Auditing Standard No. 16, Communications With Audit Committees, the rules of the Securities and Exchange Commission (“SEC”) and other applicable regulations, and discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the financial statements. In addition, the audit committee discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company, including the matters in the written disclosures and the letter regarding its independence by Rule 3526 of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. The audit committee also considered whether the provision of non-audit services was compatible with maintaining the independent registered public accounting firm’s independence.

The audit committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audits, and received from them written disclosures and letter regarding their independence. The audit committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. The audit committee held four meetings during the fiscal year ended December 31, 2014.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission. The audit committee has also retained EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

AUDIT COMMITTEE:

Kathryn Swintek

Samuel E. Navarro

David K. Stone

* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by our principal executive officers and other executive officers during our last two completed fiscal years; such officers are referred to herein as the “named executive officers”:

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards at Grant Date Fair Value($)	Option Awards at Grant Date Fair Value($)(4)	All Other Compen- sation($)		Total($)
Michael R. Stewart(1)	2014	14,109	—	—	712,503	18,293	(5)	744,905
Director, President and	2013	—	—	—	—	—		—
Chief Executive Officer

Robert W. Cook(2)	2014	179,006	15,000	—	190,000	—		384,006
Chief Financial Officer,	2013	—	—	—	—	—		—
Secretary and Treasurer

Rose A. Crane(3)	2014	272,885	—	—	—	150,000	(6)	422,885
Former Director,	2013	43,220	—	—	480,000	—		523,220
President and Chief Executive Officer

(1) Michael R. Stewart was hired as President and Chief Executive Officer on December 15, 2014.

(2) Robert W. Cook was hired as Chief Financial Officer, Treasurer and Secretary on April 14, 2014

(3) Rose Crane resigned as Director, President and Chief Executive Officer effective November 17, 2014.

(4) Option awards included in this table reflect the grant date fair value of such awards.

(5) Included in this amount is director compensation of $15,375 and a housing allowance for December 2014 of $2,918.

(6) This amount represents severance paid to Ms. Crane from November 2014-May 2015.

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Employment Agreements and Payments upon Termination or Change of Control

President and Chief Executive Officer, Michael R. Stewart

On November 18, 2014 we entered into an employment agreement with Michael R. Stewart, our President and Chief Executive Officer. The agreement has a three-year initial term, subject to annual extensions thereafter. Under the terms of the agreement, Mr. Stewart receives a base salary of $310,000 and is eligible to receive a bonus of up to 50% of his base salary per annum, starting for fiscal year 2015, based on achievement of specified milestones, as determined by the Board of Directors following approval of the annual budget, and other objectives to be determined. In addition, Mr. Stewart received options to purchase up to 750,000 shares of the Company’s common stock, having a term of 10 years, an exercise price of $1.30 and vesting as follows: (i) 375,000 shares vesting in three equal installments on the first, second and third anniversaries of December 14, 2014, his date of employment (“Tranche One”); and 375,000 Option Shares vesting in installments of up to 125,000 shares each per year over three years upon a determination by the Board of Directors that the Company has achieved the following milestones for each of the 2015, 2016 and 2017 fiscal years, respectively: (i) if the Company achieves the revenue plan established by the Board of Directors for the respective year: 41,667 Option Shares with respect to 2015, 41,667 Option Shares with respect to 2016, and 41,667 Option Shares with respect to 2017; (ii) if the Company achieves the EBITDA plan established by the Board of Directors for the respective year: 41,667 Option Shares with respect to 2015, 41,667 Option Shares with respect to 2016, and 41,667 Option Shares with respect to 2017; and (iii) if the Company achieves the respective goals established by the Board of Directors for the respective year: 41,666 Option Shares with respect to 2015, 41,666 Option Shares with respect to 2016, and 41,666 Option Shares with respect to 2017; provided, however, that if the option(s) to purchase any such Option Shares does not vest with respect to any particular year due to the failure to satisfy one or more milestone conditions for that year all rights with respect to those Option Shares shall terminate as of the end of that year and shall no longer become exercisable; and provided further, however, all such options that have not previously terminated shall accelerate and vest in full upon the consummation of a Change in Control of the Company. The agreement also contains a 12-month non-compete and non-solicitation period.

Chief Financial Officer, Secretary and Treasurer, Robert W. Cook

On April 4, 2014, we entered into an employment agreement with Mr. Cook, effective April 14, 2014. The agreement has a three-year initial term, subject to annual extensions thereafter. Under the terms of the agreement, Mr. Cook received a signing bonus of $15,000, a base salary of $250,000 and is eligible to receive an annual bonus of up to $100,000, based on the achievement of certain performance based targets, as determined by the Board of Directors following approval of the annual budget, and other objectives to be determined. Any bonus paid to Mr. Cook will first be reduced by his $15,000 signing bonus. In addition, Mr. Cook received options to purchase up to 50,000 shares of the Company’s common stock, having a term of 10 years, an exercise price of $5.60, the fair market value of the Company’s common stock on April 14, 2014, and vesting as follows: (i) 30,000 shares vesting in three equal installments on the first, second and third anniversaries of April 14, 2014, his date of employment (“Tranche One”); (ii) 5,000 shares vesting upon the date on which the Company achieves the financial metrics set forth in the budget approved by the Board of Directors for the last six months of fiscal year 2014 (“Tranche Two”); (iii) 7,500 shares vesting upon the date on which the Company achieves the financial metrics set forth in the budget approved by the Board of Directors for fiscal year 2015 (“Tranche Three”); and (iv) 7,500 shares vesting upon the date on which the Company achieves the financial metrics set forth in the budget approved by the Board of Directors for fiscal year 2016 (“Tranche Four”). Upon a change of control (as that term is defined in the Employment Agreement), any unvested Tranche One options will vest immediately and any unvested Tranche Two, Three or Four options will vest immediately only if the purchase price for the Company’s common stock in connection with the change of control is at least $2.00 per share, as adjusted to reflect organic changes. In the event Mr. Cook’s employment is terminated, without cause or in conjunction with a change of control, he will be entitled to severance equal to (i) one month of his base salary if such termination occurs within the first of year of his employment and (ii) 12 months of his base salary if such termination occurs after the first year of his employment. The agreement also contains a 12 month non-compete and non-solicitation period.

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Outstanding Equity Awards at 2014 Fiscal Year-End

The following table set forth the equity awards outstanding at December 31, 2014 for each of the named executive officers:

	Plan Awards Number of Securities Underlying Unexercised Options That Are Exercisable(#)	Plan Awards Number of Securities Underlying Unexercised Options that are Unexercisable(#)		Option Exercise Price($)	Option Expiration Date
Michael R. Stewart(1) Director, President and Chief Executive Officer	—	750,000	(4)	1.31	12/15/2024

Robert W. Cook(2) Chief Financial Officer, Secretary and Treasurer	5,000	45,000		5.60	4/14/2024

Rose A. Crane(3) Former Director, President and Chief Executive Officer	13,000	86,667		7.00	11/11/2023

(1)      Michael R. Stewart was hired as President and Chief Executive Officer on December 15, 2014.

(2)      Robert W. Cook was hired as Chief Financial Officer, Treasurer and Secretary on April 14, 2014.

(3)      Ms. Crane resigned as President and Chief Executive Officer effective November 17, 2014, and all unexercised options were forfeited on February 17, 2015.

(4)      These options become exercisable as follows: 375,000 shares vesting in three equal installments on December 15, 2015, 2016 and 2017, respectively; 125,000 vesting in three equal installments upon achieving a revenue plan established by the Board of Directors on December 15, 2015, 2016, and 2017, respectively; 125,000 vesting in three equal installments upon achieving an EBITDA plan established by the Board of Directors on December 15, 2015, 2016, and 2017, respectively; and 125,000 vesting in three equal installments upon achieving goals established by the Board of Directors on December 15, 2015, 2016, and 2017, respectively.

(5)      These options become exercisable as follows: 30,000 vesting in three equal installments on April 14, 2015, 2016, and 2017, respectively; and 7,500 vesting in two equal installments upon achieving financial metrics set forth in the budget approved by the Board of Directors in each of the fiscal years 2015 and 2016, respectively.

Compensation of Directors

Each of our non-employee directors receives an annual fee of $35,000 for serving as a director, pro-rated to the date they join the Board of Directors, and an annual grant of stock options to purchase up to 75,000 shares of common stock, which grant is pro-rated to the first day of the quarter during which they join the Board of Directors. In addition, our Chairman of the Board receives an annual fee of $25,000 and the chairman of each of our audit committee, our compensation committee and our nominating and corporate governance committee receives an annual fee of $15,000, $10,000 and $10,000, respectively. Committee members who are not chairs of each of our audit committee, our compensation committee and our nominating and corporate governance committee receive, annual fees of $6,000, $5,000 and $5,000, respectively, with no payments being made on a meeting-attended basis. As an employee of the Company, Michael Stewart received no compensation for his services as a director after December 14, 2014, nor did Rose Crane during the time she served as our President and Chief Executive Officer.

In connection with a cash conversation policy approved by the Board of Directors in August 2013 and terminated on June 30, 2014, non-employee directors received a maximum of $20,000 of director related fees in cash, and all other fees payable in respect of board, committee or chairman service were paid by the issuance of stock options for that number of shares of common stock equal to two times the value of the portion of the compensation not being paid in cash, based on the fair market value of the common stock on the date of grant of the stock options. Directors appointed after July 1, 2013 received a maximum of the pro-rated amount of $20,000 of director related fees in cash based on their days of service between July 1, 2013 and June 30, 2014, and all other fees payable in respect of board, committee or chairman service were paid by the issuance of stock options for that number of shares of common stock equal to two times the value of the portion of the compensation not being paid in cash, based on the fair market value on the common stock on the date of grant of the stock options.

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Non-Employee Director Compensation Table for the Year Ended December 31, 2014

Name	Fees Earned or Paid in Cash ($)	Option Awards(6)($)	Option Awards(#)	Total($)
Robert C. Coradini(1)	14,930	-	-	14,930
Tony Dimun(2)	13,531	2,891	782	16,422
Samuel E. Navarro (3)	25,629	92,551	76,379	118,180
Jeffrey F. O’Donnell, Sr. (4)	42,500	97,746	77,919	140,246
Michael R. Stewart (5)	-	-	-	-
David K. Stone	35,500	86,250	75,000	121,750
Kathryn Swintek	37,500	89,141	75,782	126,641
LuAnn Via	32,500	86,250	75,000	118,750

(1)      Mr. Coradini resigned from the Board of Directors effective August 11, 2014 and all vested options expired unexercised on November 11, 2014.

(2)      Mr. Dimun resigned from the Board of Directors effective August 11, 2014 and all vested options expired unexercised on November 11, 2014.

(3)      Mr. Navarro was appointed to the Board of Directors effective March 13, 2014

(4)      Mr. O’Donnell was appointed to the Board of Directors effective January 1, 2014.

(5)      Mr. Stewart was appointed to the Board of Directors effective August 1, 2014 and his director compensation is included on the Summary Compensation Table.

(6)      Option awards included in this table reflect the grant date fair value of such awards.

CERTAIN TRANSACTIONS

Transactions with Related Persons

On March 11, 2014, the Company agreed to pay Robert Coradini, at the time a director and former Interim President and Chief Executive Officer, approximately $53,000 in consideration for services provided in connection with the transition to a new Chief Executive Officer during the fourth quarter of 2013 and first quarter of 2014.

On October 29, 2013, we entered into a securities purchase agreement with certain funds managed by Sabby Management, LLC in connection with a $6.0 million registered offering of our common stock, pursuant to which we issued 422,819 shares of our common stock, fully paid Series B prefunded warrants to purchase up to 434,325 shares of our common stock and additional warrants to purchase up to 685,715 shares of our common stock at an exercise price of $8.50 per share. The offering closed on October 31, 2013.

On February 5, 2014, pursuant to a securities purchase agreement, dated as of January 31, 2014, with certain funds managed by Sabby Management, LLC and Broadfin Capital, LLC, we sold (i) an aggregate of 12,300 shares of Series B Convertible Preferred Stock, par value $0.10 and a stated value of $1,000 per share, convertible into approximately 1.5 million shares of common stock at an initial conversion price of $8.40, and (ii) warrants to purchase up to approximately 1.3 million shares of common stock for aggregate gross proceeds of $12.3 million. The warrants have an exercise price of $7.40 per share, are immediately exercisable and have a term of five years.

As part of the February 2014 financing, we entered into an agreement granting to Broadfin the right to designate one director to our Board of Directors, so as long as Broadfin retained 30% of its investment in the Series B Preferred Stock (or the shares of common stock underlying the Preferred Stock) or held any warrants. Samuel E. Navarro, Managing Partner at Gravitas Healthcare, LLC, a firm which provides strategic advisory services to medical technology companies, was appointed to serve on our Board of Directors in March 2014 pursuant to this designation right. On March 31, 2014, Broadfin and we agreed to terminate this designation right. Notwithstanding this termination, our Board of Directors determined that having Mr. Navarro on the Board of Directors would be in our best interests and those of our stockholders, and therefore decided to include Mr. Navarro on the slate of directors to be nominated for election at the 2014 annual meeting of stockholders.

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In July 2014, we raised additional net proceeds of approximately $13.8 million through the issuance of 4% senior secured convertible debentures due July 2019 and 6.2 million warrants expiring five years from the date of issuance from certain funds managed by Sabby Management, LLC and Broadfin Capital, LLC and other investors. The debentures were convertible at any time into an aggregate of approximately 5.8 million shares of our common stock at a price of $2.565 per share. Our obligations under the debentures are secured by a first priority lien on all of our intellectual property. In connection with the transaction, we also exchanged 12,300 shares of Series B Preferred Stock, convertible at any time into an aggregate of approximately 4.8 million shares of common stock at a conversion price of $2.565 per share, for all of our outstanding Series B Preferred Stock that was issued in February 2014. We also issued warrants to purchase common stock at an exercise price of $2.45 per share, with 4.8 million warrants expiring in eighteen months from the date of issuance. In September 2014, we amended the registration statement related to the Series B Preferred Stock to deregister those shares that would have been issuable upon conversion of the Series B Preferred Stock. We entered into a registration rights agreement with the investors pursuant to which we were obligated to file a registration statement to register the resale of the shares of common stock issuable upon conversion of the Series B Preferred Stock and Debentures and upon exercise of the warrants. That registration statement was declared effective in October 2014.

On June 22, 2015, we entered into a securities purchase agreement with the Purchasers in connection with a private placement. We sold $10.0 million aggregate principal amount of Notes bearing interest at 9% per year, with a maturity date of the earlier of 30 days after the Company obtains stockholder approval of stock issuances under the Debentures and the Warrants or November 30, 2015. The Purchasers of the Notes were issued Warrants to purchase an aggregate of 3.0 million shares of common stock, having an exercise price of $0.75 per share. We also issued $32.5 million aggregate principal amount of Debentures that, subject to certain ownership limitations and stockholder approval conditions, will be convertible into 43,333,334 shares of common stock at an initial conversion price of $0.75 per share. The Debentures bear interest at the rate of 2.25% per year, and, unless previously converted, will mature on the five-year anniversary of the date of issuance. Our obligations under the Debt Securities are secured by a first priority lien on all of our assets, except for a second lien on our intellectual property. Under the terms of the Debentures and the Warrants, the issuances of shares of the common stock, including the Shares, upon conversion of the Debentures and upon exercise of the Warrants are subject to the Stockholder Approval Requirement. Effective upon the date the Stockholder Approval Requirement is satisfied, of which we provide no assurance, we have also agreed to reprice outstanding Warrants held by certain investors to reduce the exercise price to $0.75 per share.

In connection with this financing, we also granted to the Purchasers resale registration rights with respect to the shares of common stock underlying the Debentures and the Warrants pursuant to the terms of the Registration Rights Agreement. In addition to the registration rights, the Selling Stockholders are entitled to receive liquidated damages upon the occurrence of a number of events relating to filing, becoming effective and maintaining an effective registration statement covering the shares underlying the Debentures and the Warrants, including a failure to file a resale registration statement by no later than July 22, 2015, and a failure to have such resale registration statement declared effective by the SEC by no later than October 20, 2015. The liquidated damages will be payable upon the occurrence of each of those events and each monthly anniversary thereof until cured. The amount of liquidated damages payable is equal to 2.0% of the aggregate purchase price paid by each Purchaser, provided, however, the maximum aggregate liquidated damages payable to a Purchaser shall be 12% of the aggregate subscription amount paid by such Purchaser pursuant to the Purchase Agreement. The liquidated damages shall accrue interest at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law), accruing on a daily basis for each event until such event is cured.

The Registration Rights Agreement requires us to file one or more registration statements for all of the securities that may be issued upon conversion of the Debentures and exercise of the Warrants issued to the Purchasers. Pursuant to the applicable transaction documents, however, certain Purchasers may not exercise their conversion/exercise rights for that number of shares of common stock which, together with all other shares owned by that Purchaser and its affiliates would result in more than 9.99% of our issued and outstanding shares of common stock calculated on the basis of the then outstanding shares. Under the terms of the Debentures and the Warrants, the issuances of shares of the common stock upon conversion of the Debentures and upon exercise of the Warrants are subject the Stockholder Approval Requirement.

The term “Stockholder Approval Requirement,” as used in this prospectus, is subject to the condition that until the later of (i) six months after the initial issue date of the Debentures and the Warrants (December 22, 2015), or (ii) such later date that the Company no longer seeks stockholder approval at the request of the holders of the Debentures or the Warrants, the holders will have the right to convert the Debentures and exercise the Warrants so that in the aggregate the total number of shares of common stock of the Company issuable upon such conversions or exercises, in the aggregate amongst all holders, will not exceed 1,622,612 shares.

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Review, Approval or Ratification of Transactions with Related Persons

In accordance with its charter, the audit committee is responsible for reviewing all “related party transactions” (defined as such transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an on-going basis. All such related party transactions must be approved by the audit committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets out information with respect to compensation plans under which our equity securities were authorized for issuance as of December 31, 2014:

	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	1,308,835	$2.76	2,301,691
Equity compensation plans not approved by stockholders	—	—	—
Total	1,308,835	$2.76	2,301,691

Information regarding option awards to our named executive officers in fiscal year 2014 and options held by such officers at December 31, 2014 is provided in the “Summary Compensation” table, the “Outstanding Equity Awards at 2014 Fiscal Year-End” table, and information regarding option awards to our non-employee directors in fiscal year 2014 is provided in the “Non-Employee Director Compensation Table For Year Ended December 31, 2014” table in the Executive Compensation section of this Proxy Statement.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

There are seven nominees for the seven director positions presently authorized by the Company’s Board of Directors and the Company’s Bylaws. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below. Each director to be elected will hold office until the 2015 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. Although there is no formal policy, the Company encourages its directors to attend the Company’s annual meetings.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board of Directors may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and we have no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee for director:

Name	Age	Position
Jeffrey F. O’Donnell, Sr.	55	Chairman of the Board
Michael R. Stewart	58	President, Chief Executive Officer and Director
Samuel E. Navarro	59	Director
David K. Stone	58	Director
Kathryn Swintek	62	Director
LuAnn Via	62	Director
R. Rox Anderson	64	Nominee for Director

Jeffrey F. O’Donnell, Sr. was appointed to serve on our Board of Directors in January 2014 and appointed as Chairman of the Board of Directors in March 2014. Mr. O’Donnell is currently President and Chief Executive Officer of Trice Medical, an emerging growth medical device company developing optical needles used by orthopedic surgeons to diagnose soft tissue damage of joints. In 2008, Mr. O’Donnell started Embrella Cardiovascular, Inc., a medical device startup company. In July 2009, Mr. O’Donnell was named President and Chief Executive Officer of the company, which was later sold to Edwards Lifesciences Corporation in March 2011. From 1999 through 2009, Mr. O’Donnell served as President, Chief Executive Officer and a Director of PhotoMedex, Inc., a public medical device company listed on the Nasdaq Stock Market. From 1995 through 2000, Mr. O’Donnell was at Cardiovascular Dynamics, Inc., a company focused in interventional cardiology, where he served in a number of senior executive positions, including President and Chief Operating Officer and Chairman and Chief Executive Officer. Cardiovascular Dynamics became Radiance Medical Systems, which was purchased by Endologix, Inc. in 2000. Mr. O’Donnell remained on the Board of Directors until 2012. Currently, Mr. O’Donnell sits on the Board of Directors of BioSig Technologies. We believe Mr. O’Donnell’s qualifications to serve on our Board of Directors include his extensive experience in the healthcare industry; his traditional corporate background with emerging growth company experience; and his past experience as a president, chief executive officer or director of several other companies.

Michael R. Stewart became the Company’s President and Chief Executive Officer on December 15, 2014 and has been a member of the Company’s Board of Directors since August 5, 2014. Mr. Stewart had most recently been Executive Vice President and Chief Operating Officer of PhotoMedex, a NASDAQ-traded global medical device and skin health company. Mr. Stewart previously served as president, chief executive officer and board member of Surgical Laser Technologies, Inc. from 1999 until its sale in 2002 to PhotoMedex. Post-acquisition and during his continuing tenure with PhotoMedex, Mr. Stewart led the domestic and international sales organizations, marketing, product development and engineering, manufacturing and service operations. He successfully developed and executed a reimbursement strategy for the company’s flagship dermatology product that resulted in the issuance of new Current Procedural Terminology (CPT) codes and reimbursement by the Centers for Medicare and Medicaid Services (CMS) and coverage policies with virtually all major insurance companies. We believe Mr. Stewart’s qualifications to serve on the Board of Directors include his extensive experience in the healthcare industry, his corporate background and his past experience as a senior executive and chief executive officer of public companies in our industry.

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Samuel E. Navarro has served as a member of our Board of Directors since March 2014. Since October 2008, Mr. Navarro has been Managing Partner at Gravitas Healthcare, LLC, which provides strategic advisory services to medical technology companies. From September 2005 to October 2008, Mr. Navarro was Managing Director of Cowen & Co. in New York City and head of their Medical Technology Investment Banking initiatives, leading a team of senior people, and was responsible for building the franchise across all product categories, including M&A/Advisory and financing services and products. From 2001 to 2005, Mr. Navarro was at The Galleon Group running the Galleon Healthcare Fund as a Senior Portfolio Manager. He was responsible for all health care investments across all sectors, including pharmaceutical / biopharmaceutical industries, medical technology and hospital supplies, and all areas of healthcare services. From July 1998 to February 2001, Mr. Navarro was Global Head of Healthcare Investment Banking at ING Barings. Mr. Navarro has also served or serves on the boards of Arstasis, Derma Sciences, MicroTherapeutics, Jomed, Photomedex and Pixelux Entertainment. Mr. Navarro received an MBA in Finance from The Wharton School at the University of Pennsylvania, a Master of Science in Engineering from Stanford University and a Bachelor of Science in Engineering from The University of Texas at Austin. We believe Mr. Navarro’s qualifications to serve on our Board of Directors include his wealth of knowledge and industry expertise in finance, investment banking, mergers and acquisitions, equity research and investment management experience in the medical device industry.

David K. Stone has served as a member of our Board of Directors since December 2011 and served as Chairman of our Board of Directors from June 2013 to November 2013. In 2006, Mr. Stone founded Liberty Tree Advisors, LLC, a life sciences investment banking and consulting firm where he is currently a Managing Director. Prior to this, from 2000 to 2006 Mr. Stone was a Managing Director and Partner at Flagship Ventures, a venture capital fund focused in the life sciences industry. From 1989 to 1999, Mr. Stone led the biotechnology equity research team at Cowen & Company. Mr. Stone is currently on the Board of Directors of PAKA Pulmonary Pharmaceuticals and of Seahorse Bioscience, where he is Chairman of the Audit Committee. From 2001 to 2009, he served on the Board of Directors of Oscient Pharmaceuticals, where he served as Chairman from 2005 to 2009. We believe Mr. Stone’s qualifications to serve on our Board of Directors include his extensive experience as a biopharmaceutical industry research analyst and his venture capital work with numerous pharmaceutical and medical device companies.

Kathryn Swintek has served as a member of our Board of Directors since April 2013. Since August 2010, Ms. Swintek has been a Managing Partner and member of the Investment Committee of Golden Seeds Fund 2, and Managing Director of Golden Seeds LLC, an angel investment forum backing women owned or managed early stage and growth companies. Prior to Golden Seeds, Ms. Swintek was a senior executive at BNP Paribas from November 1989 to April 2008, where she most recently served as Managing Director and Global Co-Head of its London-based Financial Sponsors Coverage Group. From 1974 to 1989, Ms. Swintek was a senior executive with Irving Trust Company (now known as BNY Mellon), where she was a Sr. Vice President and held positions in risk management and acquisition finance, and managed business relationships for the International Division in North Africa and the Near East, as well as in France, where she served as Representative while residing in Paris. Ms. Swintek is a former Chair of the Governing Board and the Executive Committee of The Committee of 200, a business women’s leadership organization, which she joined in 2003. She serves on the Board of Directors of Bergen Medical Products, Inc., Turtle & Hughes, Inc., and Open Road Integrated Media, Inc. She is also a member of the Women’s Forum, Women Corporate Directors, and Women Business Leaders of the U.S. Health Care Industry Foundation. We believe Ms. Swintek’s qualifications to serve on our Board of Directors include her corporate leadership experience and her wide-ranging experience in international financial services.

LuAnn Via has served as a member of our Board of Directors since April 2012. In November 2012 Ms. Via became President and CEO of Christopher & Banks Corporation, a specialty retailer of women’s clothes; a company operating more than 500 retail stores. Prior to this, Ms. Via served as the President and Chief Executive Officer of Payless ShoeSource, a unit of Collective Brands, Inc., from July 2008 to October 2012 when the company was acquired and taken private. Before joining Payless ShoeSource, from January 2006 Ms. Via served as group divisional President of Lane Bryant and Cacique store chains and as President of Catherines stores, both divisions of Charming Shoppes, Inc. Prior to this, and for more than 20 years, Ms. Via held several leadership positions with a number of top retailers. Ms. Via is a Board member of Christopher & Banks Corporation and a member of Women Corporate Directors and The Committee of 200, a business women’s leadership group. We believe Ms. Via’s qualifications to serve on our Board of Directors include her experience in retail sales and manufacturing and her extensive experience as a CEO and senior executive of several publicly-listed companies.

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R. Rox Anderson is nominee for director. Dr. Anderson is a professor at Harvard Medical School, an adjunct professor at MIT, and director of the Wellman Center for Photomedicine at Massachusetts General Hospital in Boston. Wellman is the world’s largest academic facility dedicated to photomedicine. After graduating from MIT, Dr. Anderson received his M.D. degree magna cum laude from a joint MIT-Harvard medical program, Health Sciences and Technology. He conceived and developed non-scarring dermatologic surgery using selectively-absorbed laser pulses, which is now the preferred basis for treatment of birthmarks, pigmented lesions, tattoos, hypertrichosis and other conditions. He has made many contributions to the understanding and development of laser-tissue interactions, tissue optics, photodynamic therapy, and optical diagnostics. Dr. Anderson also practices dermatology, teaches at Harvard and MIT, and conducts research at the Wellman Center for Photomedicine. Active research includes diagnostic tissue imaging and spectroscopy, photodynamic therapy, mechanisms of laser-tissue interactions, adipose tissue biology, low-level light effects and novel therapies for skin disorders. Dr. Anderson received the Presidential Citation, the Ellet H. Drake and William Mark awards from the American Society for Laser Medicine & Surgery, Inc., serves on the editorial board of such society’s journal and was its 2009 president. Dr. Anderson currently serves the American Society for Laser Medicine & Surgery, Inc. as director of government communications and education. This is the first year Dr. Anderson has been nominated to the Board of Directors. We believe Dr. Anderson’s qualifications to serve on our Board of Directors include his extensive experience in the healthcare industry, including his strong dermatological research and analysis background.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” ALL OF THE NOMINEES IN PROPOSAL NO. 1

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PROPOSAL NO. 2

APPROVAL OF AMENDMENT OF THE COMPANY’S FIFTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION INCREASING

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

FROM 50,000,000 TO 150,000,000 SHARES

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock, par value $0.001 per share, from 50,000,000 shares to 150,000,000 shares, subject to the Board of Directors’ authority to abandon such amendment. The Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting. The Charter also authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $0.10 per share, of which 6,505 shares of Series B Convertible Preferred Stock, with a stated value of $1,000 (“Series B Preferred Stock”), are currently issued and outstanding. The proposed amendment will not increase or otherwise affect the Company’s authorized shares of preferred stock. The Board of Directors believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of common stock in order to give the Company greater flexibility in considering and planning for future potential business needs.

Purpose of the Amendment; Consequences of Failure to Approve the Amendment

The Charter currently authorizes the issuance of up to 50,000,000 shares of common stock, par value $0.001 per share. As of the close of business on June 30, 2015, 8,996,686 shares of common stock were issued and outstanding. In addition, as of the close of business on June 30, 2015, there were 2,535,866 shares of common stock issuable upon conversion of 6,505 outstanding shares of Series B Preferred Stock; 4,328,465 shares of common stock issuable upon conversion of the remaining amount of our July 2014 convertible debentures; 16,078,920 shares of common stock issuable upon exercise of outstanding warrants; 1,284,977 shares of common stock issuable upon exercise of outstanding stock options; and 2,318,100 shares of common stock available for issuance pursuant to future grants which can be made under the Company’s stock incentive plans.

Therefore, the purpose of this amendment to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000 is to allow us to issue additional shares of common stock for any proper corporate purposes, including but not limited to, public or private financings, stock splits, stock dividends, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures and other business combinations, as well as for other general corporate transactions.

In connection with the 2015 Financing, we agreed to seek stockholder approval of the following: (i) the approval by our stockholders of an amendment to our Fifth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock; and (ii) the approval by our stockholders, pursuant to NASDAQ Marketplace Rules, of the Company’s issuance of up to an aggregate of 62,837,601 shares of the Company’s common stock upon (a) conversion of the Debentures; (b) payment of interest on the Debentures and the Notes; (c) exercise of the Warrants; and (d) exercise of the Reset Warrants (the “Stockholders Approval Requirements”) (See Proposal No. 4).

If our stockholders do not approve the amendment to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000, we will not have sufficient shares of our common stock to issue upon conversion of the Debentures or upon exercise of the Warrants. With respect to the Debentures, the Debentures will not be convertible into our common stock, except as described below, and we will be required to continue to pay interest on the Debentures.  If stockholder approval of the amendment is not obtained on or before November 30, 2015, each holder of the Debenture will have the right to require us to demand payment of the Debentures and the Notes and the interest rate on all of the outstanding Debt Securities that remain outstanding will increase, from 2.25% to 12% per annum thereafter with respect to the Debentures, and from 9% to 12% with respect to the Notes.

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The Stockholder Approval Requirement is also subject to the condition that until the later of (i) six months after the initial issue date of the Debentures and the Warrants (December 22, 2015), or (ii) such later date that the Company no longer seeks stockholder approval at the request of the holders of the Debentures or the Warrants, the holders will have the right to convert the Debentures and exercise the Warrants so that in the aggregate the total number of shares of our common stock issuable upon such conversions or exercises, in the aggregate amongst all holders, will not exceed 1,622,612 shares.

Other than as described above, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock resulting from the proposed increase in the number of authorized shares of common stock. The additional shares of common stock will be available for issuance from time to time as determined by the Board of Directors for any proper corporate purposes. Having these additional shares of authorized common stock available for future use will allow the Company to issue additional shares of common stock without the expense and delay of arranging a special meeting of stockholders.

Possible Effects of the Amendment and Anti-takeover Considerations

If the amendment to the Charter is approved, the additional authorized shares would be available for issuance at the discretion of the Board of Directors and without further stockholder approval, except as describe in Proposal No. 4 below. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated by stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. The adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Shares of common stock issued in the future (including for the purposes described above in the section entitled “Purpose of Amendment”), other than for a stock split, may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could have a financially dilutive effect on previously issued shares of common stock and have a negative effect on the market price of the common stock. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of our stock. Current stockholders have no preemptive or similar rights, other than a right of first refusal granted to the current holders of our Series B Preferred Stock and the investors in the 2015 Financing.

The Company has not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could sell shares of common stock or preferred stock, including preferred stock convertible into shares of common stock, in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Effective Date

If the Company’s stockholders approve the increase in the number of authorized shares of common stock to 150,000,000 shares we have to file a Certificate of Amendment to the Charter with the Delaware Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the Certificate of Amendment as soon as practicable. Our Board of Directors reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the Certificate of Amendment.

Regarding the authorized capital structure of the Company, the first paragraph of Article III of the Charter currently provides as follows:

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“The total number of shares of stock that the Corporation shall have authority to issue is 60,000,000 consisting of 50,000,000 shares of Common Stock, $0.001 par value per share, and 10,000,000 shares of Preferred Stock, $0.10 par value per share.

The Company’s Board of Directors has approved the following amendment to Article III, subject to approval of such amendment by the stockholders of the Company at the Annual Meeting, as specified below:

The first paragraph of Article III is to be deleted in its entirety and be replaced by the following paragraph:

“The total number of shares of stock that the Corporation shall have authority to issue is 160,000,000 consisting of 150,000,000 shares of Common Stock, $0.001 par value per share, and 10,000,000 shares of Preferred Stock, $0.10 par value per share.”

Dissenter’s Rights

Neither Delaware law, the Company’s Charter, nor the Company’s Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

Vote Required. The affirmative vote of the holders of a majority of the Company’s outstanding shares of common stock is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 2.

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PROPOSAL NO. 3

APPROVAL OF AMENDMENT OF THE COMPANY’S FIFTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

OF COMMON STOCK AT A SPECIFIC RATIO WITHIN

A RANGE FROM 1-FOR-2 TO 1-FOR-10

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Charter”), authorizing a reverse stock split of the issued and outstanding shares of our common stock at a ratio within the range of one-for-two (1:2) to one-for-ten (1:10), as determined by our Board of Directors, subject to the Board of Directors’ authority to abandon such amendment (collectively, the “Reverse Stock Split”). The Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting. If approved by the stockholders, consummation of the Reverse Stock Split is subject to further discretion by the Board of Directors as to whether to implement the Reverse Stock Split and the Board of Directors will have the sole authority to elect whether or not to amend our Charter to effect the Reverse Stock Split and, if implemented, to determine the ratio of the reverse stock split within the range authorized by the stockholders. The proposed amendment will not increase or otherwise affect the Company’s authorized shares of preferred stock.

If approved by our stockholders, and if implemented by the Board of Directors, the Reverse Stock Split will become effective at the time specified in the amendment to our Charter which would be filed with the Secretary of State of the State of Delaware. The exact ratio of the reverse stock split within the 1:2 to 1:10 range would be determined in the Board’s discretion and publicly announced by the Company.

Reasons for the Reverse Stock Split

Our common stock is currently listed on the NASDAQ Capital Market (symbol: MELA) and, as a result, the Company is subject to the rules of the NASDAQ Stock Market (the “NASDAQ Rules”). Under the NASDAQ Rules, if the bid price of our common stock is less than the minimum of $1.00 per share for a 30-consecutive business day period, the NASDAQ Stock Market will provide notice to us of this deficiency as set forth in NASDAQ Listing Rule 5550(a)(2). In such event we would be provided with a period of 180 calendar days to regain compliance, subject to an additional period of 180 days if we are eligible for such extension. In order for our common stock to continue to be quoted on the NASDAQ Capital Market, we would be required to regain compliance with the $1.00 minimum bid price requirement for a minimum of 10 consecutive trading days. If after the completion of the cure periods, we have not regained compliance with the NASDAQ Listing Rule, the NASDAQ Stock Market could delist our common stock from continued quotation on the NASDAQ Capital Market.

Our Board of Directors currently believes that maintaining the listing of our common stock on the NASDAQ Capital Market is in the best interests of the Company and our stockholders. If our common stock were delisted from the NASDAQ Capital Market, our Board of Directors believes that the liquidity in the trading market for our common stock could be significantly decreased, which could reduce the trading price. If the Reverse Stock Split is approved by our stockholders and implemented by our Board of Directors, we expect, if the situation were to arise, that we would be able to satisfy the $1.00 per share minimum bid price requirement for continued listing by implementing the Reverse Stock Split. However, despite the approval of the Reverse Stock Split by our stockholders and the implementation by our Board of Directors, there is no assurance that the Reverse Stock Split will result in our continuing to meet the $1.00 minimum bid price requirement and our common stock could be delisted from the NASDAQ Capital Market due to our failure to comply with one or more other NASDAQ Rules.

In addition, the Reverse Stock Split is intended to expand our audience of potential investors, both institutional and retail, by increasing the per share stock price. There are two main factors to consider.

The first factor is that some institutional investors have internal policies preventing the purchase of low-priced stocks. Similarly, non-solicitation rules at most broker-dealers prevent financial advisors or brokers within those firms from soliciting orders in low-priced stocks. In both cases, five dollars is a price level that is commonly set as the minimum price requirement for such institutions or broker-dealers to purchase a common stock.

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The second factor is investor psychology related to low-priced stocks or “penny stocks.” While there may not be a specific price that defines a low-priced or penny stock, we have been repeatedly advised that stocks priced below five or even ten dollars are viewed with hesitation by many institutions and retail investors and their advisors. Price is frequently used as a proxy for “quality” and low-priced stocks are considered to potentially be of lower investing quality and/or less desirable relative to a company’s peers with higher share prices.

We believe that the institutional and retail investors who are unable to or choose not to invest in us because of our share price and share structure are investors who are more fundamentally oriented and have a longer term investment horizon. We believe that a higher share price and lower share count will increase the perceived quality and appeal of our shares for investment purposes and will significantly expand our audience of potential investors in general and increase our shareholder base of investors with longer term investment horizons specifically. In accomplishing this goal, we may also reduce share price volatility.

We therefore believe that implementing a reverse split may improve the strength and quality of our stockholder base and enhance our potential to appeal to investors with long term investment time horizons that mirror the long-term vision our management has for building shareholder value.

In evaluating the Reverse Stock Split, our Board of Directors also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board of Directors, however, determined that these potential negative factors were significantly outweighed by the potential benefits, and believes that by increasing the per share market price of our common stock as a result of the Reverse Stock Split, we may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders. We cannot provide any assurance, however, that any of these potential benefits will result from a Reverse Stock Split.

Possibility that the Reverse Stock Split Will Fail to Achieve the Desired Effects

Stockholders should note that the effect of the Reverse Stock Split upon the market price for our common stock cannot be accurately predicted. In particular, there can be no assurances that our common stock will trade at a price proportionate to the ratio at which a Reverse Stock Split is implemented, or that our common stock will remain at any given price following implementation of a Reverse Stock Split. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our common stock or, alternatively, that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

Principal Effects of the Reverse Stock Split

Effect on Existing Shares of Common Stock

The proposed Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any stockholders owning a fractional share or to the extent of any preservation of round lots, each as described below. The number of stockholders of record will not be affected by the Reverse Stock Split.

Effect on Existing Shares of Preferred Stock

The number of shares of our Series B Convertible Preferred Stock (“Series B Preferred Stock”) outstanding will not be affected by the Reverse Stock Split. However, the conversion price of each outstanding share of Series B Preferred Stock (and, as a consequence, the number of shares of common stock into which each share of each outstanding share of Series B Preferred Stock is convertible) would be adjusted proportionately as a result of the Reverse Stock Split.

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Effect on Options, Warrants and Shares Reserved for Issuance under Compensation Plans

All outstanding options and warrants to purchase shares of our common stock and debentures convertible into shares of our common stock would be adjusted proportionately as a result of the Reverse Stock Split. In addition, the maximum number of shares available for grant under our 2005 Stock Incentive Plan would be adjusted proportionately as a result of the Reverse Stock Split; however, the maximum number of shares available for grant under our 2013 Stock Incentive Plan would remain the same.

Effect on Authorized but Unissued Shares of Common Stock

Currently, the stockholders are being asked at the Annual Meeting to approve an amendment to Company’s the Charter to increase the number of authorized shares of common stock from 50,000,000 shares to 150,000,000 shares (see Proposal No. 2). If the stockholders approve this Proposal No. 3, and if the Board of Directors determines to implement the Reverse Stock Split, the number of our authorized shares of common stock will remain the same at 150,000,000 shares.

Anti-takeover Considerations

Because the total number of authorized shares of common stock is not being reduced in an amount proportionate to the Reverse Stock Split, the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action will be significantly increased. However, other than as described in this Proxy Statement, we currently have no plans, arrangements or understandings to issue these additional authorized shares. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

The additional shares of common stock that would become available for issuance if the Reverse Stock Split is implemented could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could sell shares of common stock or preferred stock, including preferred stock convertible into shares of common stock, in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors.

Effective Date

The Board of Directors, in its discretion, may elect to implement the Reverse Stock Split within the range of the stated ratios after receipt of stockholder approval at such time it deems appropriate; alternatively, the Board of Directors may determine in its discretion not to proceed with the Reverse Stock Split. The Reverse Stock Split would become effective on the date of filing of a Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware and completion of any other related regulatory requirements. On the effective date as specified in the Certificate of Amendment, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the exchange ratio contained in the Certificate of Amendment. If the Board of Directors does not implement the Reverse Stock Split by the first anniversary date of our 2015 annual meeting of stockholders, stockholder approval would be required again prior to the implementation of any reverse stock split as contemplated by the Proposal No. 3.

Round Lots

The Board of Directors has authorized the Company’s officers to limit the application of the Reverse Stock Split to certain stockholders so as to preserve the number of round lots, as such officers determine in their discretion.

Fractional Shares

No fractional shares of our common stock will be issued as a result of the Reverse Stock Split. In lieu of issuing fractional shares, we will round fractions up to the nearest whole share.

Implementation and Exchange of Stock Certificates

As of the effective date of the Reverse Stock Split, if implemented by the Board of Directors, each certificate representing shares of the Company’s common stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of the Company’s common stock resulting from the Reverse Stock Split.

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Our transfer agent, American Stock Transfer & Trust Company, LLC, will be available to implement the exchange of stock certificates. After the effective date, stockholders will be notified of the effectiveness of the Reverse Stock Split. Stockholders of record will receive a letter requesting them to surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further actions to exchange their shares. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent. Until surrendered, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Stock Split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter from the transfer agent.

Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights of appraisal with respect to the proposed amendment to our Charter to effect the Reverse Stock Split, and we will not independently provide our stockholders with any such right.

Interests of Certain Persons in the Proposal

Certain of the Company’s executive officers and directors have an interest in this proposal as a result of their ownership of shares of the Company’s common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our executive officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Material U.S. Federal Income Tax Considerations

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY FEDERAL TAX ADVICE CONTAINED IN THIS PROXY STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR PURPOSES OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR TAX-RELATED MATTER ADDRESSED HEREIN. YOU ARE STRONGLY URGED TO CONSULT YOUR TAX ADVISOR TO DETERMINE FOR YOURSELF THE TAX EFFECTS OF THE REVERSE STOCK SPLIT, IF ANY, INCLUDING SUCH TAX EFFECTS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

The following discussion sets forth the anticipated material U.S. federal income tax consequences, if any, that management believes will apply to the Company and its stockholders who are U.S. holders at the effective time of the Reverse Stock Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Stock Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. Furthermore, no foreign, state or local tax considerations are addressed herein. For this purpose, a U.S. holder is a stockholder that is: (a) a citizen or resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

The following discussion is not binding on the Internal Revenue Service. The following discussion is based upon the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect. Each holder of shares of the Company’s common stock is strongly urged to consult his, her or its tax advisor as to the specific tax consequences to such holder of the Reverse Stock Split, including the applicability and effect of federal, state, local and foreign income and other tax laws in light of such holder’s particular circumstances.

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No gain or loss should generally be recognized by a stockholder upon his, her or its exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares received by a stockholder (including any fraction of a new share deemed to have been received) should be the same as such stockholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor. A stockholder’s holding period for the post-Reverse Stock Split shares should include the period during which the stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

The Company should not recognize any gain or loss as a result of the Reverse Stock Split.

Vote Required. The affirmative vote of the holders of a majority of the Company’s outstanding shares of common stock is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 3.

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PROPOSAL NO. 4

APPROVAL, PURSUANT TO NASDAQ MARKETPLACE RULE 5635(D), OF THE ISSUANCE OF UP TO AN AGGREGATE OF 62,837,601 SHARES OF COMMON STOCK UPON CONVERSION OF OUR DEBENTURES AND EXERCISE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK IN CONNECTION WITH THE 2015 FINANCING

Background

We are seeking approval, pursuant to NASDAQ Marketplace rules, of the issuance of up to an aggregate of 62,837,601 shares of our common stock issuable upon conversion of Debentures, payment of interest on the Debentures and Notes in shares of common stock in lieu of cash and exercise of warrants, as described in this Proposal No. 4.

On June 22, 2015, in connection with the 2015 Financing, we entered into the Securities Purchase Agreement with the Purchasers pursuant to which we sold to the Purchasers an aggregate of $32,500,000 of Debentures, convertible into 43,333,334 shares of common stock based upon an initial conversion price of $0.75 per share (the “Conversion Shares”), an aggregate of $10,000,000 of Notes, and Warrants to the Purchasers of the Notes, to purchase up to 3,000,000 shares of common stock at an exercise price of $0.75 per share (the “2015 Warrant Shares”).  The Notes bear interest at 9% per year, with a maturity date of the earlier of 30 days after we obtain stockholder approval of stock issuances under the Debentures and the Warrants or November 30, 2015. The Debentures bear interest at the rate of 2.25% per year, and, unless previously converted, will mature on the five-year anniversary of the date of issuance. Our obligations under the Debt Securities are secured by a first priority lien on all of our assets (other than a second lien on our intellectual property assets), except for a $500,000 principal amount Debenture which is unsecured. We received net proceeds of approximately $42.5 million from the 2015 Financing.

Pursuant to the terms of the Debentures and the Warrants, the number of Conversion Shares and 2015 Warrant Shares that may be acquired by any holder upon any conversion of the Debentures or exercise of the Warrants will be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of our common stock then beneficially owned by such holder and its affiliates and any other persons whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act does not exceed 9.99% of the total number of issued and outstanding shares of common stock (including for such purpose the shares of common stock issuable upon such exercise). If, at the time of exercise, there is no effective registration statement registering the issuance to the holder of the 2015 Warrant Shares, the holder may exercise, in whole or in part, the arrant on a cashless basis. When exercised on a cashless basis, a portion of the warrant is cancelled in payment of the purchase price payable in respect of the number of shares of common stock purchasable upon such exercise. The Debentures and the Warrants also provide for certain adjustments to the conversion price of the Debentures and the exercise price of the Warrants based on stock dividends, stock splits and certain dilutive issuances.  Since the issue date of the Debentures and the Warrants, no adjustments have been made.

Initially, the Debentures are convertible, at a conversion price of $0.75 per share of our Common stock, into an aggregate of 43,333,334 Conversion Shares, subject to certain adjustments to the conversion price of the Debentures.  The Warrants are initially exercisable into 3,000,000 2015 Warrant Shares at an exercise price of $0.75 per share, subject to certain adjustments to the exercise price of the Warrants.  Also, as part of the Offering, we agreed, effective upon the date the Stockholder Approval Requirement is satisfied, to reset exercise price for any outstanding warrants held by any Purchaser that participated by purchasing at least $5.0 million in the 2015 Financing, or the “Existing Warrants,” to $0.75 per share, which is the same exercise price of the newly issued Warrants. The Existing Warrants consist of warrants to purchase an aggregate of 11,099,267 shares of our common stock, of which (i) Existing Warrants to purchase 685,715 shares of our common stock have a current exercise price of $8.50 per share, (ii) Existing Warrants to purchase 1,329,731 shares of our common stock have a current exercise price of $7.40 per share, and (iii) Existing Warrants to purchase 9,083,821 shares of our common stock have a current exercise price of $2.45 per share. We refer to the shares of common stock issuable upon exercise of the Warrants and the Existing Warrants as the “Warrant Shares.” In addition, the Debentures and the Notes permit us, under certain circumstances, to pay interest in shares of our common stock in lieu of cash, which we refer to as the “Interest Shares.”

In connection with the 2015 Financing, we agreed to the Stockholder Approval Requirement to seek approval (i) under the applicable rules and regulations of the Nasdaq Stock Market, with respect to the transactions contemplated by the Purchase Agreement, including the issuance of all of the Conversion Shares, the Interest Shares and Warrant Shares in excess of 19.99% of the issued and outstanding shares of our common stock on the Closing Date, including certain adjustments to the conversion price of the Debentures and exercise of the Warrants as provided by the Purchase Agreement (the “Nasdaq Limitation”); and (ii) to approve an amendment to the our Certificate of Incorporation to increase its authorized shares of common stock (the “Authorized Share Increase”).

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Description of Debentures

The Debentures provide for certain conversion rights and adjustments to the conversion price of the Debentures based on stock dividends, stock splits and certain dilutive issuances. The Debentures also provide for certain interest and repayment obligations, and prohibit the Company from taking certain actions without approval from holders of at least 67% of the principal amount of the Debentures.

Conversion. Each Debenture is convertible at the option of the holder at any time into the number of shares of our common stock determined by dividing the principal amount of the Debenture by the conversion price of $0.75 per share. In addition, the conversion price per share is subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. Subject to limited exceptions, a holder of the Debenture does not have the right to convert any portion of the Debenture to the extent that, after giving effect to the conversion, the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of our common stock outstanding immediately after giving effect to its conversion.

Fundamental Transactions.  In the event we effect certain mergers, consolidations, sales of substantially all of our assets, tender or exchange offers, reclassifications or share exchanges in which our common stock is effectively converted into or exchanged for other securities, cash or property, we consummate a business combination in which another person acquires more than 50% of the outstanding shares of our common stock, then, upon any subsequent conversion of the Debentures, the holders of the Debentures will have the right to receive any shares of the acquiring corporation or other consideration it would have been entitled to receive if it had been a holder of the number of shares of common stock then issuable upon conversion in full of the Debentures.

Interest. Holders of the Debentures are entitled to receive interest at the rate of 2.25% per annum payable quarterly on January 1, April 1, July 1 and October 1, in cash or, under certain circumstances, in shares of our common stock.

Voting Rights. Except as otherwise provided in the certificate of designation or as otherwise required by law, the Debentures have no voting rights.

Protective Provisions. As long as any of the Debt Securities are outstanding, we may not, without the affirmative vote of the holders of at least 67% of the Debt Securities then outstanding, (i) other than permitted indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of our property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, (ii) other than permitted liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of our property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, (iii) amend our charter documents in any manner that adversely affects any rights of the holders, (iv) except in limited circumstances, repurchase shares of our common stock or common stock equivalents, (v) except in limited circumstances, repay or repurchase any indebtedness, other than regularly scheduled principal and interest payments, (vi) pay cash dividends or distributions on any of our equity securities, (vii) enter into any transaction with an affiliate unless the transaction is made on an arm’s-length basis and expressly approved by a majority of our disinterested directors or (vi) enter into any agreement with respect to any of the foregoing.

Mandatory Prepayment. Until December 31, 2015, at the end of each calendar quarter, we must determine the aggregate amount of cash received by us for (i) the exercise of any warrants, (i) issuance of any capital stock or other securities exercisable for or exchangeable into shares of capital stock and (iii) capital raised by any other means. To the extent that such capital raised exceeds $4 million, or excess capital, we must, within five trading days from the end of each such calendar quarter, send the holders of the Debentures a notice indicating the amount of such capital raised to date. The holders of the Debentures shall within five Trading Days, by notice to us, elect whether to receive repayment of all or part of the excess capital. We must pay to the holders electing to receive repayment of the excess capital their portion of the excess capital on a pro rata basis.

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Events of Default. The Debt Securities provide that, upon the occurrence of an “Event of Default,” the interest rate on the Debentures and the Notes increases to 12%. Events of Default under the Debentures and the Notes include, among other things: (i) suspension or removal from the Nasdaq Capital Market or other permissible trading market for specified time periods; (ii) failure to pay principal, interest, late charges and other amounts due under the Debentures or the Notes; (iii) certain events of bankruptcy or insolvency of the Company; (iv) failure to make payment with respect to any indebtedness in excess of $150,000 to any third party, or the occurrence of a default or event of default under certain agreements binding the Company; and (v) our failure to satisfy the Stockholder Approval Requirement by November 30, 2015. In addition, upon an Event of Default, the Debentures and the Notes become, at the holder’s election, immediately due and payable.

Description of the Warrants

Exercisability. Each Warrant is exercisable at any time and from time to time after the date of Stockholder Approval and will expire five years from the date it first becomes exercisable. The Warrant will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and payment in full for the number of shares of our common stock purchased upon such exercise, except in the case of a cashless exercise as discussed below.

Cashless Exercise. If at the time of exercise there is no effective registration statement registering, or the prospectus contained therein is not available for issuance of, the shares issuable upon exercise of the Warrant, the holder may exercise the warrant on a cashless basis. When exercised on a cashless basis, a portion of the Warrant is cancelled in payment of the purchase price payable in respect of the number of shares of our common stock purchasable upon such exercise.

Exercise Price. Each Warrant represents the right to purchase one share of common stock at an exercise price of $0.75 per share. The exercise price per share is subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. Subject to limited exceptions, a holder of Warrants will not have the right to exercise any portion of the Warrant to the extent that, after giving effect to the exercise, the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of our common stock outstanding immediately after giving effect to its exercise.

Fundamental Transactions. In the event we effect certain mergers, consolidations, sales of substantially all of our assets, tender or exchange offers, reclassification or share exchange in which our common stock is effectively converted into or exchanged for other securities, cash or property, we consummate a business combination in which another person acquires 50% of the outstanding shares of our common stock, then, upon any subsequent exercise of the Warrants, the holders of Warrants will have the right to receive any shares of the acquiring corporation or other consideration it would have been entitled to receive if it had been a holder of the number of shares of common stock then issuable upon exercise in full of the Warrants.

Transferability. Subject to applicable laws and restrictions, a holder may transfer an Warrant upon surrender of the warrant to us with a completed and signed assignment in the form attached to the Warrant. The transferring holder will be responsible for any tax that liability that may arise as a result of the transfer.

Exchange Listing. There is no established public trading market for the Warrants, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the Warrants on any securities exchange or recognized trading system.

Rights as Stockholder. Except as set forth in the Warrant, the holder of such Warrant, solely in such holder’s capacity as a holder of the Warrant, will not be entitled to vote, to receive dividends, or to any of the other rights of our stockholders.

Amendments and Waivers. The provisions of each Warrant may be modified or amended or the provisions thereof waived with the written consent of us and the holder.

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Why We Need Stockholder Approval

Our common stock is listed on NASDAQ, and we are subject to the NASDAQ rules and regulations. NASDAQ Marketplace Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

Initially, the Debentures convertible into an aggregate of 43,333,334 Conversion Shares, subject to certain adjustments to the conversion price of the Debentures.  The Warrants are initially exercisable into 3,000,000 2015 Warrant Shares at an exercise price of $0.75 per share, subject to certain adjustments to the exercise price of the Warrants.  As part of the 2015 Financing, we agreed to reset the exercise price for any outstanding Existing Warrants held by certain of the Purchasers in the 2015 Financing to $0.75, which is the same exercise price of the newly issued Warrants, relating to 11,099,267 Warrant Shares. Also, under certain circumstances, we will be able to pay interest on the Debentures and the Notes with up to 5,405,000 Interest Shares in lieu of cash.  In addition, we agreed to seek Stockholder Approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market with respect to the transactions contemplated by the Securities Purchase Agreement, including the Nasdaq Limitation. Accordingly, this Proposal No. 4 is being made to satisfy the Stockholder Approval Requirement.

Consequences of Not Approving this Proposal

With respect to the Debentures, the Debentures will not be convertible into our common stock, except as described below, and we will be required to continue to pay interest on the Debentures.  If stockholder approval is not obtained on or before November 30, 2015, each holder of the Debenture will have the right to require us to demand payment of the Debentures and the Notes and the interest rate on all of the outstanding Debt Securities that remain outstanding will increase from 2.25% to 12% per annum thereafter with respect to the Debentures and from 9% to 12% with respect to the Notes.

With respect to the Warrants, the Warrants will continue to remain outstanding and include certain adjustments to the exercise price, including customary anti-dilution rights. With respect to the Existing Warrants, the Existing Warrants will continue to remain outstanding and exercisable at their respective current exercise prices as described above.

The Stockholder Approval Requirement is also subject to the condition that until the later of (i) six months after the initial issue date of the Debentures and the Warrants (December 22, 2015), or (ii) such later date that the Company no longer seeks stockholder approval at the request of the holders of the Debentures or the Warrants, the holders will have the right to convert the Debentures and exercise the Warrants so that in the aggregate the total number of shares of our common stock issuable upon such conversions or exercises, in the aggregate amongst all holders, will not exceed 1,622,612 shares.

Required Vote and Board of Directors Recommendation

The affirmative vote of a majority of our shares of common stock present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal No. 4.

The Board believes that the above proposal is in the best interests of the Company and its stockholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 4.

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PROPOSAL NO. 5

APPROVAL OF AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

General

On July 15, 2015, the Board of Directors approved, subject to stockholder approval, amendments to the Company’s 2013 Stock Incentive Plan (the “2013 Plan,” and, as amended, the “Amended and Restated Plan”). Under the Amended and Restated Plan, we may issue various types of stock-based awards, including incentive stock options, non-qualified stock options and restricted and unrestricted awards of our common stock. The Amended and Restated Plan provides for the issuance of up to 13,250,000 shares of our common stock, an increase from 3,500,000 shares of our common stock.

Our Board of Directors believes that our growth, particularly in light of our acquisition of the XTRACT line of business, depends significantly upon the efforts of our officers, consultants and key employees and that such individuals are best motivated to put forth maximum effort on our behalf if they own an equity interest in the Company. The Board of Directors is committed to creating and maintaining a compensation system based to a significant extent on grants of equity-based awards. The Board of Directors considers equity-based incentives an important component of its efforts to attract and retain talented individuals. In addition, the Board of Directors believes that option grants help us to attain our long-term goals by linking the compensation of key employees to stockholder returns.

As of June 20, 2015, there were 1,181,900 shares of common stock issuable upon exercise of outstanding stock options, at a weighted average exercise price of $1.64 per share, and 2,318,100 shares of common stock available for issuance for future grants under the 2013 Plan. After considering the number of shares of common stock available for future grant under the 2013 Plan, the compensation committee of the Board of Directors recommended that the Board of Directors adopt the Amended and Restated Plan, particularly in light of the Acquisition and the increase in the number of our employees as a result of the Acquisition. We also have a 2005 Stock Incentive Plan (the “2005 Plan”), under which there were 103,077 shares of common stock issuable upon exercise of outstanding stock options, at a weighted average exercise price of $13.37 per share. No further grants may be made under the 2005 Plan.

Description of the Amended and Restated Plan

The following summary of the Amended and Restated Plan is qualified in its entirety by reference to the full text of the Amended and Restated Plan, which is attached hereto as Annex B.

Administration.    The Amended and Restated Plan is administered by the compensation committee of the Board of Directors. Subject to the terms of the Amended and Restated Plan, the compensation committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the Amended and Restated Plan.

Common Stock Available for Issuance Pursuant to Grants Under the Amended and Restated Plan.   If the Amended and Restated Plan is approved by our stockholders at the Annual Meeting, an additional 9,750,000 shares of the Company’s common stock will be authorized under the Amended and Restated Plan, for a total of 12,068,100 shares available for issuance pursuant to grants under the Amended and Restated Plan. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the Amended and Restated Plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Amended and Restated Plan.

Eligibility.    Awards may be made under the Amended and Restated Plan to employees, officers, directors and consultants to the Company whose participation in the Amended and Restated Plan is determined to be in the best interests of the Company by the Board of Directors.

Amendment or Termination of the Plan.    The Board of Directors may terminate, suspend or amend the Amended and Restated Plan at any time and for any reason; provided, however, that no such action may adversely affect the rights of the holder of any outstanding award in a material way without the consent of the holder. The Amended and Restated Plan shall terminate in any event ten years after its effective date; i.e., the date the Amended and Restated Plan is approved by the Company’s stockholders. Any amendment which would increase the number of shares of common stock which may be issued under the Amended and Restated Plan or any other material amendment of the terms of the Amended and Restated Plan are subject to the approval of the Company’s stockholders.

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Options.    The Amended and Restated Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”) and stock options that do not qualify as incentive stock options. No more than 13,250,000 shares of common stock may be issued under the Plan as incentive stock options.

The exercise price of each stock option is granted at fair market value of our common stock on the date of grant. The fair market value is generally determined as the closing price of the common stock as reported by the NASDAQ Capital Market on the grant date. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant.

The term of each stock option is fixed by the compensation committee and may not exceed ten years from the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the option may not be exercised after five years from the date of grant. The compensation committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the compensation committee. The compensation committee may establish the means by which the exercise price may be paid, including by cash, check, by tendering unrestricted shares of common stock, or by means of a broker-assisted cashless exercise.

Upon termination of an option holder’s employment or service with the Company due to death or disability, any portion of an option held by the option holder which is not then exercisable shall thereupon terminate, and any portion of an option held by the option holder which is then exercisable shall remain exercisable for the lesser of one year following such termination of employment or service or until the expiration of the term of the option. Upon termination of an option holder’s employment or service with the Company for cause (which is defined in the Amended and Restated Plan), any option held by the option holder shall immediately terminate and shall cease to be exercisable. If an option holder’s employment or service with the Company terminates for any other reason other than death, disability or cause, then any portion of an option which is not then exercisable shall thereupon terminate, and any portion of an option which is then exercisable shall remain exercisable for the lesser of 90 days following such termination or until the expiration of the term of the option.

Stock options granted under the Amended and Restated Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

Restricted Stock Awards.    The compensation committee may also award restricted stock awards to eligible personnel upon such terms and conditions as the committee deems appropriate. A restricted stock award may be subject to designated vesting conditions and transfer restrictions.

The purchase price payable for shares of common stock transferred pursuant to a restricted stock award must be at least equal to their fair market value on the date of grant. The fair market value is generally determined as the closing price of the common stock as reported by the NASDAQ Capital Market on the grant date.

Unless otherwise determined by the compensation committee, the recipient of a restricted stock award will have the right (i) to vote such stock, (ii) to receive and retain all regular cash dividends and other cash equivalent distributions as the Board of Directors may in its sole discretion designate, pay or distribute on such restricted stock, and (iii) to exercise all other rights, powers and privileges of a holder of common stock with respect to such restricted stock, with certain exceptions as set forth in the Amended and Restated Plan.

Effect of Certain Corporate Transactions.    Certain change of control transactions involving us, such as a sale of the Company, may cause awards granted under the Amended and Restated Plan to automatically vest.

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Adjustments for Stock Dividends and Similar Events.    Proportionate adjustments in outstanding awards and the number of shares available for issuance under the Amended and Restated Plan, including the individual limitations on awards, may be made by the Board of Directors to reflect common stock dividends, stock splits and other similar events.

Federal Income Tax Consequences

The following discussion is a general summary of the principal federal income tax consequences under current law relating to award granted under the Amended and Restated Plan to an individual. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized by an individual upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee does not dispose of the shares of common stock within at least two years after the date of grant or within one year after the date of exercise (holding period requirement). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be an employee of the Company from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Code and to certain reporting requirements.

Non-Qualified Options.    The grant of a non-qualified stock option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. The ex-spouse will be subject to employment and income tax withholding at this time.

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Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions for that period (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income. Dividend payments on restricted stock are treated as compensation income unless the grantee has made a Section 83(b) election.

Unrestricted Stock.    A grantee who is awarded unrestricted shares will recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares of common stock. The Company will generally be allowed a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Code.

Section 162(m) of the Code

The maximum number of shares of common stock with respect to which awards may be granted to a participant under the Amended and Restated Plan during a calendar year is 2,000,000 shares. The foregoing share limitation shall be adjusted proportionately by the Compensation Committee in connection with any change in the Company’s capitalization due to a stock split, stock dividend, merger or similar event affecting the common stock and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options granted under such a plan and with an exercise price equal to the fair market value of common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any award is canceled, the canceled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

Code Sections 409A and 280G

Section 409A of the Code provides that deferred compensation that is not structured to satisfy Section 409A and that is not subject to a substantial risk of forfeiture may result in current federal income taxation, an additional tax of 20% of the compensation required to be included in income and interest for any underpayment of tax at the ordinary underpayment rate plus one percentage point for any period during which taxation of the compensation has been deferred. Stock options granted with an exercise price equal to the fair market value of the underlying common stock on the date of grant are generally exempt from the application of Section 409A. In addition, Section 280G of the Code provides that to the extent that payments which are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax on the employee and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Because of the complexity of the tax law and because tax law consequences to any particular taxpayer may be affected by matters not discussed herein, each taxpayer is urged to consult with his, her or its tax advisor with respect to the specific tax consequences of the Amended and Restated Plan.

New Plan Benefits

The amount, if any, of grants to be awarded to officers, directors, employees and consultants under the Amended and Restated Plan in the future will be determined in the discretion of the compensation committee of our Board of Directors and is not currently determinable. Information regarding option awards to our named executive officers in fiscal year 2014 and options held by such officers at December 31, 2014 is provided in the “Grants of Plan-Based Awards For Year Ended December 31, 2014” table, the “Outstanding Equity Awards at 2014 Fiscal Year-End” table, and information regarding option awards to our non-employee directors in fiscal year 2014 is provided in the “Non-Employee Director Compensation Table For Year Ended December 31, 2014” table in the Executive Compensation section of this Proxy Statement.

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On July 15, 2015, our Board of Directors approved the special grant of an aggregate of 1,000,000 stock options to two of our directors, Messrs. O’Donnell and Navarro, both of whom serve on the Transaction Committee of the Board of Directors, conditioned upon the approval of the grants by our stockholders at the Annual Meeting. Each grant consists of stock options to purchase 500,000 shares of our common stock at an exercise price equal to the closing price of our common stock on the date of stockholder approval of such grants at our Annual Meeting.

Vote Required.     The affirmative vote of a majority of our shares of common stock present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal No. 5.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 5.

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PROPOSAL NO. 6

APPROVAL OF SPECIAL BOARD COMPENSATION
TO TRANSACTION COMMITTEE MEMBERS

The Board of Directors proposes that, for their service on the Transaction Committee throughout the 2015 Financing, the Company grant options to purchase 500,000 shares of the Company’s common stock, par value $0.001, at a price per share equal to the closing price of the Company’s common stock on the date this Proposal No. 6 is approved by the stockholders of the Company, to each of Messrs. Jeffrey F. O’Donnell, Sr. and Samuel E. Navarro.

On July 15, 2015, our Board of Directors approved the special grant of an aggregate of 1,000,000 stock options (the “Director Options”) to two of our directors, Messrs. O’Donnell and Navarro, both of whom serve on the Transaction Committee of the Board of Directors, conditioned and effective upon the approval of the grants by our stockholders at the Annual Meeting. Each grant consists of stock options to purchase 500,000 shares of our common stock at an exercise price equal to the closing price of our common stock on the date of stockholder approval of such grants at our Annual Meeting.

The Director Options are being issued under the 2013 Plan, subject to stockholder approval at the Annual Meeting. The Director Options will vest on the date of stockholder approval and will be exercisable for a period of ten years from the date this Proposal No. 6 is approved by the stockholders of the Company. The director will not be entitled to vote the Company common stock underlying the Director Options unless and until he exercises his options and purchases such shares of common stock. If this Proposal No. 6 is approved by our stockholders, we will reserve 1,000,000 shares of common stock for issuance upon the exercise of the Director Options.

Under Section 144(a)(2) of the Delaware General Corporation Law, no contract or transaction between a corporation and one or more of its directors shall be void or voidable solely by reason of the relationship if the material facts as to the director’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitle to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders.

In connection with the purchase of the XTRAC excimer laser and the VTRAC excimer lamp from PhotoMedex, Inc. and the related 2015 Financing, the Company established a special Transaction Committee for the purpose of evaluating transaction options for the Company and the potential financing for any such transaction, as well as assisting management in negotiating the acquisition of the XTRAC excimer laser and the VTRAC excimer lamp from PhotoMedex, Inc. and assisting management in negotiating the 2015 Financing itself. Messrs. O’Donnell and Navarro were chosen by the Board of Directors to serve on the Transaction Committee due to their extensive knowledge of corporate and financial matters and past experience in similar transactions, and both of them devoted a considerable amount of time advising our Board of Directors and our management with regard to the transaction with PhotoMedex, Inc. and the related 2015 Financing. Their time and attention on the Transaction Committee was well in excess of typical Board of Director and standing committee duties and the Board of Directors, with Messrs. O’Donnell and Navarro abstaining, unanimously approved the issuance of the Director Options to Messrs. O’Donnell and Navarro in recognition of their service to the Company.

If this Proposal No. 6 is not approved at the Annual Meeting, the Director Options will be cancelled.

Vote Required. The affirmative vote of a majority of our shares of common stock present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal No. 6.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 6.

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PROPOSAL NO. 7

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors has selected EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and has further directed that the Board of Directors submit the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. EisnerAmper LLP audited the Company’s financial statements in 2013 and 2014. Representatives of EisnerAmper LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors, on behalf of the audit committee, is submitting the selection of EisnerAmper LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required. The affirmative vote of a majority of our shares of common stock present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the selection of EisnerAmper LLP. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal 7.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL No. 7.

Principal Accountant Fees

The following is a summary of the aggregate fees billed to the Company by EisnerAmper LLP for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013:

	Fiscal Year Ended December 31,
	2014	2013
Audit Fees	224,840	217,487
Audit Related Fees	24,500	33,000
Tax Fees	28,200	17,000
All Other Fees	—	—
Total Fees	277,540	267,487

Audit Fees. Audit Fees consisted of fees covering the audits of the Company’s financial statements which were billed during the respective year, including work on quarterly reports and work on Sarbanes-Oxley matters.

Audit-Related Fees. Audit-Related Fees for 2014 consisted of fees for audit work performed in connection with our filing of registration statements for equity and debt financings in March and August 2014 with the SEC. Audit-Related Fees for 2013 consisted of fees for work in connection with a comfort letter in February 2013 and equity financings during the year.

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Tax Fees. The 2014 and 2013 Tax Fees related to the preparation of the Company’s 2013 and 2012 Federal and State income tax returns and associated estimated payments and applications for filing extensions and for the undertaking of a study to analyze the amount and timing of the tax loss carry forwards.

All Other Fees. There were no other fees billed by EisnerAmper LLP for the years ended December 31, 2014 and December 31, 2013, respectively.

Pre-Approval of Audit and Non-Audit Services

The services performed by EisnerAmper LLP in 2014 were pre-approved by the audit committee. The audit committee pre-approves all audit services and permitted non-audit services performed or proposed to be undertaken by the independent registered public accounting firm, except where such services are determined to be de minimis under the Securities Exchange Act of 1934, giving particular attention to the relationship between the types of services provided and the independent registered public accounting firm’s independence. The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.

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PROPOSAL NO. 8

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING,

IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES FOR PROPOSALS NOS. 2, 3 AND 4

We are asking our stockholders to vote on a proposal to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies for Proposals Nos. 2, 3 and 4.

As discussed above, our Board of Directors recommends a vote to increase the authorized shares of our common stock under Proposal No. 2, the reverse stock split under Proposal No. 3 and the authorization of the stock issuances under Proposal No. 4. In order to implement the increase in authorized shares or the reverse stock split, we are required under Delaware law to obtain the affirmative vote of a majority of all shares of common stock outstanding for each proposal. In order to authorize the issuance of the shares of our common stock in accordance with Proposal No. 4, we are required to affirmative votes from the majority of shares present and entitled to vote either in person or by proxy. While we hope to have a majority of all shares of common stock outstanding vote for the increase in authorized shares at the Annual Meeting with respect to Proposal No. 2 and the reverse stock split under Proposal No. 3 and for the requisite majority with respect to Proposal No. 4, it is possible we will not have sufficient votes to do so. If we do not have sufficient votes for Proposal Nos. 2, 3 and 4 to pass, we could solicit and obtain additional votes and promptly reconvene the Annual Meeting.

Vote Required. The affirmative vote of a majority of our shares of common stock present, whether in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve this Proposal No. 8. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal 8.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 8.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may notify your broker or direct your written request to: MELA Sciences, Inc., 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044, Attention: Secretary. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Michael R. Stewart
President and Chief Executive Officer

August 25, 2015

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 is available without charge upon written request to: MELA Sciences, Inc., 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044, Attention: Secretary.

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ANNEX A

COMBINED CARVE-OUT FINANCIAL STATEMENTS PHOTOMEDEX, INC. XTRAC/VTRAC DIVISION

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS Board of Directors PhotoMedex, Inc.	Fahn Kanne & Co. Head Office Levinstein Tower 23 Menachem Begin Road Tel-Aviv 66184, ISRAEL P.O.B. 36172, 61361 T +972 3 7106666 F +972 3 7106660 www.gtfk.co.il

We have audited the accompanying combined carve-out financial statements of the XTRAC/VTRAC division (a carve-out of PhotoMedex Inc.) (the “Division”), which comprise the combined balance sheets as of December 31, 2014 and 2013, and the related combined statements of comprehensive (loss) income, invested equity and cash flows for the years then ended, and the related notes to the combined carve-out financial statements.

Management’s responsibility for the combined carve-out financial statements

Management is responsible for the preparation and fair presentation of these combined carve-out financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined carve-out financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these combined carve-out financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined carve-out financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined carve-out financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined carve-out financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined carve-out financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined carve-out financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined carve-out financial statements referred to above present fairly, in all material respects, the financial position of the XTRAC/VTRAC division as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

A-1

Emphasis of matter

As discussed in Note 1, the Division is an integrated business of PhotoMedex Inc. and is not a standalone entity. The combined carve-out financial statements of the Division reflect the assets, liabilities, revenues and expenses directly attributable to the Division, as well as allocations deemed reasonable by management, to present the combined financial position, results of operations, changes in invested equity and cash flows of the Division on a standalone basis and do not necessarily reflect the combined financial position, results of operations, changes in invested equity and cash flows of the Division in the future or what they would have been had the Division been a separate, standalone entity during the periods presented. Our opinion is not modified with respect to this matter.

/s/ FAHN KANNE & CO. GRANT THORNTON ISRAEL

Tel-Aviv, Israel
May 27, 2015

A-2

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX, INC.)

COMBINED BALANCE SHEETS

(In thousands)

	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$255	$-
Accounts receivable, net of allowance for doubtful accounts of $133 and $163, respectively	4,336	2,481
Inventories	2,270	4,601
Prepaid expenses and other current assets	269	178
Total current assets	7,130	7,260

Property and equipment, net	12,391	8,787
Goodwill	1,632	1,632
Patents and licensed technologies, net	4,859	6,089
Other intangible assets, net	2,574	2,944
Other assets, net	40	40
Total assets	$28,626	$26,752

LIABILITIES AND INVESTED EQUITY

Current liabilities:
Current portion of notes payable	$57	$57
Accounts payable	1,776	1,773
Accrued compensation and related expenses	408	542
Other accrued liabilities	402	434
Deferred revenues	140	223
Total current liabilities	2,783	3,029

Long-term liabilities:
Notes payable, net of current maturities	25	82
Other accrued liabilities	96	57
Total liabilities	2,904	3,168

Commitment and contingencies (Note 9)

Invested equity:
Net investment in division	25,755	23,584
Accumulated other comprehensive loss	(33)	-
Total invested equity	25,722	23,584
Total liabilities and invested equity	$28,626	$26,752

The accompanying notes are an integral part of these combined financial statements.

A-3

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX, INC.)

COMBINED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In thousands)

	For the Year Ended December 31,
	2014	2013

Revenues	$30,582	$21,637

Cost of revenues	12,155	10,989

Gross profit	18,427	10,648

Operating expenses:
Engineering and product development	1,266	1,179
Selling and marketing	13,040	9,439
General and administrative	3,960	4,359
	18,266	14,977
Income (loss) from operations before interest and other financing expense, net	161	(4,329)

Interest and other financing expense, net	(15)	-
Income (loss) from operations before income taxes	146	(4,329)

Income tax expense	-	-

Net income (loss)	$146	$(4,329)

Other comprehensive loss:
Foreign currency translation adjustments	$(33)	$-

Comprehensive income (loss)	$113	$(4,329)

The accompanying notes are an integral part of these combined financial statements.

A-4

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX, INC.)

COMBINED STATEMENTS OF CHANGES IN INVESTED EQUITY

(In thousands)

	Net investment in Division	Accumulated Other Comprehensive Loss	Total

Balance, January 1, 2013	$18,695	$-	$18,695

Stock-based compensation	1,578	-	1,578

Net loss	(4,329)	-	(4,329)

Net contributions from PhotoMedex	7,640	-	7,640

Balance, December 31, 2013	23,584	-	23,584

Stock-based compensation	1,446	-	1,446

Net income	146	-	146

Other comprehensive loss	-	(33)	(33)

Net contributions from PhotoMedex	579	-	579

Balance, December 31, 2014	$25,755	$(33)	$25,722

The accompanying notes are an integral part of these consolidated combined financial statements.

A-5

XTRAC/VTRAC DIVISION (A CARVE OUT OF PHOTOMEDEX, INC.)

COMBINED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Year Ended December 31,
	2014	2013
Cash Flows From Operating Activities:
Net income (loss)	$146	$(4,329)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	4,872	4,080
Provision for doubtful accounts	68	142
Stock-based compensation	1,446	1,578
Changes in operating assets and liabilities:
Accounts receivable	(1,924)	(741)
Inventories	2,332	(2,640)
Prepaid expenses and other assets	(91)	(71)
Accounts payable	4	1,000
Accrued compensation and related expenses	(134)	(55)
Other accrued liabilities	7	(355)
Deferred revenues	(83)	(578)
Net cash provided by (used in) operating activities	6,643	(1,969)

Cash Flows From Investing Activities:
Purchases of property and equipment	(112)	(147)
Lasers placed into service	(6,765)	(5,476)
Net cash used in investing activities	(6,877)	(5,623)

Cash Flows From Financing Activities:
Payments on notes payable	(57)	(48)
Net contributions from PhotoMedex	579	7,640
Net cash provided by financing activities	522	7,592

Effect of exchange rate changes on cash	(33)	-
Net increase in cash and cash equivalents	255	-
Cash and cash equivalents, beginning of year	-	-

Cash and cash equivalents, end of year	$255	$-

The accompanying notes are an integral part of these consolidated combined financial statements.

A-6

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

Note 1

The Division and Summary of Significant Accounting Policies:

The Division:

Background

PhotoMedex, Inc. XTRAC/VTRAC division (the “Division”) is a part of two reportable segments within PhotoMedex, Inc. (“PhotoMedex”) providing integrated disease management and aesthetic solutions to dermatologists that address skin diseases and conditions including psoriasis and vitiligo. As a Division, standalone financial statements were not historically prepared. The accompanying combined carve-out financial statements of the Division have been derived from PhotoMedex’s historical accounting records and are presented on a standalone basis as if the operations had been conducted independently from PhotoMedex. No direct ownership relationship existed among all of the various legal entities comprising the division. Accordingly, PhotoMedex’s net investment in these operations is shown in lieu of stockholders’ equity in the combined carve-out financial statements. The combined carve-out financial statements include the assets, liabilities, revenues and expenses of the legal entities that are considered to comprise the division.

The Division is comprised of certain standalone legal entities for which discrete financial information was available, as well as portions of legal entities for which discrete financial information was not available. Discrete financial information was not available as PhotoMedex did not record every transaction at the division level, but rather at the PhotoMedex level. For shared entities for which discrete financial information was not available, allocation methodologies were applied to certain accounts to allocate amounts to the Division. The combined statements of comprehensive income (loss) include all revenues and costs directly attributable to the Division, including costs for facilities, functions and services used by the Division. Costs for certain functions and services performed by centralized PhotoMedex organizations were directed charged to the Division based on usage or other allocation methods.

PhotoMedex does not maintain separate cash management for divisions. Accordingly, cash and cash equivalents, debt and interest expense have not been allocated to the Division in the combined financial statements. Transactions between the Division and PhotoMedex were accounted for through PhotoMedex’s net investment in the Division. Cash and cash equivalents in the combined balance sheet represent cash and cash equivalents held locally by certain foreign entities included as part of the Division. PhotoMedex’s current and long-term debt was not pushed down to the Division’s combined financial statements because it was not specifically identifiable to the Division.

All of the allocations and estimates in the combined financial statements were based on assumptions that the management of PhotoMedex believed were reasonable. However, the combined financial statements included herein may not be indicative of the financial position, results of operations and cash flows of the Division in the future or if the Division had been a separate, standalone entity during the periods presented.

Summary of Significant Accounting Policies:

Accounting Principles

The combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates

The preparation of the combined carve-out financial statements in conformity with accounting principles generally accepted in the United States (“US GAAP”) requires management to make estimates and assumptions that affect amounts reported of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting periods. Actual results could differ from those estimates and be based on events different from those assumptions. As of December 31, 2014, the more significant estimates include revenue recognition, including valuation allowances of accounts receivable.

A-7

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

Fair Value Measurements

The Division measures and discloses fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework and gives guidance regarding the methods used for measuring fair value, and expands disclosures about fair value measurements. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions there exists a three-tier fair-value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1 - unadjusted quoted prices are available in active markets for identical assets or liabilities that the Division has the ability to access as of the measurement date.

•	Level 2 – pricing inputs are other than quoted prices in active markets that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data.

•	Level 3 – pricing inputs are unobservable for the non-financial asset or liability and only used when there is little, if any, market activity for the non-financial asset or liability at the measurement date. The inputs into the determination of fair value require significant management judgment or estimation. Fair value is determined using comparable market transactions and other valuation methodologies, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

This hierarchy requires the Division to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value.

The fair value of cash and cash equivalents are based on its demand value, which is equal to its carrying value. The estimated fair values of notes payable, short-term and long-term debt are based on borrowing rates that are available to the Division for loans with similar terms, collateral and maturity approximate the carrying values. Additionally, the carrying value of all other monetary assets and liabilities is estimated to be equal to their fair value due to the short-term nature of these instruments.

Derivative financial instruments are measured at fair value, on a recurring basis. The fair value of derivatives generally reflects the estimated amounts that the Division would receive or pay to terminate the contracts at the reporting dates, based on the prevailing currency prices and the relevant interest rates. Such measurement is classified within Level 2.

In addition to items that are measured at fair value on a recurring basis, there are also assets and liabilities that are measured at fair value on a nonrecurring basis. Assets and liabilities that are measured at fair value on a nonrecurring basis include certain long-lived assets including goodwill. As such, we have determined that each of these fair value measurements reside within Level 3 of the fair value hierarchy.

Accounts Receivable

The majority of the Division’s accounts receivable are due from consumers, distributors (domestic and international), physicians and other entities in the medical field. Accounts receivable are most often due within 30 to 90 days and are stated at amounts due from customers net of an allowance for doubtful accounts. Accounts outstanding longer than the contractual payment terms are considered past due. The Division determines its allowance for doubtful accounts by considering a number of factors, including the length of time trade accounts receivable are past due, the Division’s previous loss history, the customer’s current ability to pay its obligation to the Division and available information about their credit risk, and the condition of the general economy and the industry as a whole. The Division writes off accounts receivable when they are considered uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Division does not recognize interest accruing on accounts receivable past due.

A-8

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

Inventories

Inventories are stated at the lower of cost or market. Cost is determined to be purchased cost for raw materials and the production cost (materials, labor and indirect manufacturing cost, including sub-contracted work components) for work-in-process and finished goods. Cost is determined on the first-in, first-out method. Throughout the laser manufacturing process, the related production costs are recorded within inventory. Work-in-process is immaterial, given the typically short manufacturing cycle, and therefore is disclosed in conjunction with raw materials.

The Division’s equipment for the treatment of skin disorders (e.g. the XTRAC for psoriasis or vitiligo) will either (i) be placed in a physician’s office and remain the property of the Division (at which date such equipment is transferred to property and equipment) or (ii) be sold to distributors or physicians directly. The cost to build a laser, whether for sale or for placement, is accumulated in inventory.

Reserves for slow moving and obsolete inventories are provided based on historical experience and product demand. Management evaluates the adequacy of these reserves periodically based on forecasted sales and market trend.

Property, Equipment and Depreciation

Property and equipment are recorded at cost, net of accumulated depreciation. Excimer lasers-in-service are depreciated on a straight-line basis over the estimated useful life of five years. For other property and equipment, depreciation is calculated on a straight-line basis over the estimated useful lives of the assets, primarily three to seven years for computer hardware and software, furniture and fixtures, and machinery and equipment. Leasehold improvements are amortized over the lesser of the useful lives or lease terms. Expenditures for major renewals and betterments to property and equipment are capitalized, while expenditures for maintenance and repairs are charged as an expense as incurred. Upon retirement or disposition, the applicable property and equipment amounts are deducted from the accounts and any gain or loss is recorded in the statements of combined comprehensive (loss) income. Useful lives are determined based upon an estimate of either physical or economic obsolescence or both.

Management evaluates the realizability of property and equipment based on estimates of undiscounted future cash flows over the remaining useful life of the asset. If the amount of such estimated undiscounted future cash flows is less than the net book value of the asset, the asset is written down to fair value. As of December 31, 2014, no such write-down was required (see Impairment of Long-Lived Assets and Intangibles).

Patent Costs and Licensed Technologies

Costs incurred to obtain or defend patents and licensed technologies are capitalized and amortized over the shorter of the remaining estimated useful lives or 8 to 12 years. Core and product technology was also recorded in connection with the XTRAC/VTRAC division and is being amortized on a straight-line basis over 10 years for core technology and 5 years for product technology. (See Note 5 Patent and Licensed Technologies).

Management evaluates the recoverability of intangible assets based on estimates of undiscounted future cash flows over the remaining useful life of the asset. If the amount of such estimated undiscounted future cash flows is less than the net book value of the asset, the asset is written down to fair value. As of December 31, 2014, no such write-down was required. (See Impairment of Long-Lived Assets and Intangibles).

Other Intangible Assets

The other intangible assets which were determined to have definite useful lives are being amortized on a straight-line basis over ten years. Such assets primarily include customer relationships and trademarks. (See Note 6, Goodwill and Other Intangible Assets).

Management evaluates the recoverability of such other intangible assets based on estimates of undiscounted future cash flows over the remaining useful life of the asset. If the amount of such estimated undiscounted future cash flows is less than the net book value of the asset, the asset is written down to fair value. As of December 31, 2014 no such write-down was required. (See Impairment of Long-Lived Assets and Intangibles).

A-9

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

Accounting for the Impairment of Goodwill

The Division evaluates the carrying value of goodwill annually at the end of the calendar year and also between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit to which goodwill was allocated to below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. Goodwill impairment testing involves a two-step process. Step 1 compares the fair value of the Division’s reporting units to which goodwill was allocated to their carrying values. If the fair value of the reporting unit exceeds its carrying value, no further analysis is necessary. The reporting unit fair value is based upon consideration of various valuation methodologies, including guideline transaction multiples, multiples of current earnings, and projected future cash flows discounted at rates commensurate with the risk involved. If the carrying amount of the reporting unit exceeds its fair value, Step 2 must be completed to quantify the amount of impairment. Step 2 calculates the implied fair value of goodwill by deducting the fair value of all tangible and intangible assets, excluding goodwill, of the reporting unit, from the fair value of the reporting unit as determined in Step 1. The implied fair value of goodwill determined in this step is compared to the carrying value of goodwill. If the implied fair value of goodwill is less than the carrying value of goodwill, an impairment loss, equal to the difference, is recognized.

Accrued Warranty Costs

The Division offers a standard warranty on product sales generally for a one to two-year period. In the case of domestic sales of XTRAC lasers, however, the Division has offered longer warranty periods, ranging from three to four years, in order to meet competition or meet customer demands. The Division provides for the expected cost of estimated future warranty claims on the date the product is sold. Total accrued warranty is included in other accrued liabilities on the combined balance sheets. The activity in the warranty accrual during the years ended December 31, 2014 and 2013 is summarized as follows:

	December 31,
	2014	2013
Accrual at beginning of year	$261	$616
Additions charged to warranty expense	467	264
Expiring warranties	(246)	(323)
Claims satisfied	(250)	(296)
Total	232	261
Less: current portion	(136)	(204)
Long term accrued warranty	$96	$57

For extended warranty on the consumer products, see Revenue Recognition below.

Revenue Recognition

The Division recognizes revenues from the product sales when the following four criteria have been met: (i) the product has been delivered and the Division has no significant remaining obligations; (ii) persuasive evidence of an arrangement exists; (iii) the price to the buyer is fixed or determinable; and (iv) collection is reasonably assured. Revenues from product sales are recorded net of provisions for estimated chargebacks, rebates, expected returns and cash discounts.

The Division ships most of its products FOB shipping point, although from time to time certain customers, for example governmental customers, will be granted FOB destination terms. Among the factors the Division takes into account when determining the proper time at which to recognize revenue are (i) when title to the goods transfers and (ii) when the risk of loss transfers. Shipments to distributors or physicians that do not fully satisfy the collection criteria are recognized when invoiced amounts are fully paid or fully assured and included in deferred revenues until that time.

For revenue arrangements with multiple deliverables within a single, contractually binding arrangements (usually sales of products with separately priced extended warranty), each element of the contract is accounted for as a separate unit of accounting when it provides the customer value on a stand-alone basis and there is objective evidence of the fair value of the related unit.

A-10

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

With respect to sales arrangements under which the buyer has a right to return the related product, revenue is recognized only if all the following conditions are met: the price is fixed or determinable at the date of sale; the buyer has paid, or is obligated to pay and the obligation is not contingent on resale of the product; the buyer’s obligation would not be changed in the event of theft or physical destruction or damage of the product; the buyer has economic substance; the Division does not have significant obligations for future performance to directly bring about resale of the product by the buyer; and the amount of future returns can be reasonably estimated.

Deferred revenues include amounts received with respect to extended warranty maintenance, repairs and other billable services and amounts not yet recognized as revenues. Revenues with respect to such activities are deferred and recognized on a straight-line basis over the duration of the warranty period, the service period or when service is provided, as applicable to each service.

The Division has two distribution channels for its phototherapy treatment equipment. The Division either (i) sells its lasers through a distributor or directly to a physician or (ii) places its lasers in a physician’s office (at no charge to the physician) and generally charges the physician a fee for an agreed upon number of treatments. In some cases, the Division and the customer stipulate to a quarterly or other periodic target of procedures to be performed, and accordingly revenue is recognized ratably over the period.

When the Division places a laser in a physician’s office, it generally recognizes service revenue based on the number of patient treatments performed, or purchased under a periodic commitment, by the physician. Amounts collected with respect to treatments to be performed through laser-access codes that are sold to physicians free of a periodic commitment, but not yet used, are deferred and recognized as a liability until the physician performs the treatment. Unused treatments remain an obligation of the Division because the treatments can only be performed on Division-owned equipment. Once the treatments are performed, this obligation has been satisfied.

The Division defers substantially all revenue from sales of treatment codes ordered by and performed to its customers within the last two weeks of the period in determining the amount of treatments performed by its physician-customers. Management believes this approach closely approximates the actual amount of unused treatments that existed at the end of a period.

Shipping and Handling Costs

Shipping and handling fees billed to customers are reflected as revenues while the related shipping and handling costs are included in selling and marketing expense. To date, shipping and handling costs have not been material.

Product Development Costs

Costs of research, new product development and product redesign are charged to expense as incurred in engineering and product development.

Advertising Costs

Advertising costs are charged to expenses as incurred, and are included in selling and marketing expenses in the combined statements of comprehensive income (loss)

Advertising expenses amounted to approximately $3,460 and $1,799 for the years ended December 31, 2014 and 2013, respectively.

Impairment of Long-Lived Assets and Intangibles

Long-lived assets, such as property and equipment, and definite-lived intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value As of December 31, 2014, no such impairment exists.

A-11

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

Income Taxes

For the periods presented, although the Division was included in the consolidated income tax returns of PhotoMedex, the Division’s income taxes are computed and reported under the “separate return method”. Use of the separate return method may result in differences when the sum of the amounts allocated to standalone tax provisions are compared with amounts presented in combined financial statements. Certain tax attributes, e.g., net operating loss carryforwards, which were reflected in the PhotoMedex consolidated financial statements may or may not exist at the standalone Division level. The Division’s financial position and projections have been reviewed given the facts and circumstances as they existed at the historical dates presented. Any resulting net deferred tax assets were evaluated for recoverability and, accordingly, a valuation allowance was provided as it was more likely than not that all or some portion of the deferred tax asset will not be realized.

Adoption of New Accounting Standards

Effective January 1, 2014, the Division adopted Accounting Standard Update 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (a consensus of the FASB Emerging Issues Task Force) ("ASU 2013-11").

The amendments in ASU 2013-11 state that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except as follows: To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be presented net of deferred tax assets.

ASU 2013-11 applies to all entities that have unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date. For public companies the amendments in this ASU became effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The amendments were applied prospectively to all unrecognized tax benefits that existed at the effective date.

The adoption of the standard did not have a material impact on the Division’s combined results of operations and financial condition.

Effective January 1, 2014, the Division adopted Accounting Standards Update 2013-5, Foreign Currency Matters (Topic 830) Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity ("ASU 2013-5").

ASU 2013-5 clarifies that, when a reporting entity (parent) ceases to have a controlling financial interest in a subsidiary or group of assets that is a business (other than a sale of in-substance real estate or conveyance of oil and gas mineral rights) within a foreign entity, the parent is required to apply the guidance in Subtopic 830-30 to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. ASU 2013-5 also clarifies that if the business combination achieved in stages relates to a previously held equity method investment (step-acquisition) that is a foreign entity, the amount of accumulated other comprehensive income that is reclassified and included in the calculation of gain or loss shall include any foreign currency translation adjustment related to that previously held investment.

For public companies, the amendments in this Update became effective prospectively for fiscal years (and interim reporting periods within those years) beginning after December 15, 2013. In accordance with the transition requirements, the amendments were applied prospectively to derecognition events occurring after the effective date. Prior periods are not required be adjusted.

The adoption of the standard did not have a material impact on the Division’s combined results of operations and financial condition.

A-12

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

Recently Issued Accounting Standards

In May 2014, The FASB issued Accounting Standard Update 2014-09, Revenue from Contracts with Customers (Topic 606) ("ASU 2014-09").

ASU 2014-09 outlines a single comprehensive model to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. ASU 2014-09 also requires entities to disclose sufficient information, both quantitative and qualitative, to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers.

An entity should apply the amendments in this ASU using one of the following two methods: 1. Retrospectively to each prior reporting period presented with a possibility to elect certain practical expedients, or, 2. Retrospectively with the latter transition method, it also should provide certain additional disclosures.

For a public entity, the amendments in ASU 2014-09 are effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period (the first quarter of fiscal year 2017 for the Division). Early application is not permitted. The Division is in the process of assessing the impact, if any, of ASU 2014-09 on its combined financial statements.

In August 2014, the FASB issued Accounting Standards Update 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern ("ASU 2014-15"). ASU 2014-15 provide guidance on management’s responsibility in evaluating whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). ASU 2014-15 also provide guidance related to the required disclosures as a result of management evaluation.

The amendments in ASU 2014-15 are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted.

Note 2

Relationship with PhotoMedex, Inc.:

The Division businesses were managed and operated in the normal course of business with other affiliates of PhotoMedex, Inc. Accordingly certain shared costs were allocated to the Division and reflected as expenses in the standalone combined financial statements. Management of PhotoMedex considered the allocation methodologies used to be reasonable and appropriate reflections of the historical PhotoMedex expenses attributable to the Division for purposes of the standalone combined financial statements of the Division; however, the expenses reflected in the combined financial statements may not be indicative of the actual expenses that would be have been incurred during the periods presented if the Division had operated as a separate, standalone entity. In addition, the expenses reflected in the combined financial statements may not be indicative of related expenses that will be incurred in the future.

Except for the foreign entities included in the Division, the Division’s cash management was part of PhotoMedex’s subsidiary; PhotoMedex Technology, Inc. PhotoMedex Technology Inc. has a centralized cash management and financing program for all divisions and/or segments. As cash was disbursed and received by PhotoMedex (through its subsidiary), it was accounted for by the Division through PhotoMedex’s net investment in the Division. All short and long-term debt requirements of the Division were financed by PhotoMedex.

A-13

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

Note 3

Inventories:

	December 31,
	2014	2013
Raw materials and work-in-process	$2,116	$4,280
Finished goods	154	321
Total inventories	$2,270	$4,601

Work-in-process is immaterial given the typically short manufacturing cycle, and therefore is disclosed in conjunction with raw materials.

Note 4

Property and Equipment:

	December 31,
	2014	2013
Lasers-in-service	$18,805	$12,389
Equipment, computer hardware and software	228	166
Furniture and fixtures	331	280
Leasehold improvements	36	83
	19,400	12,918
Accumulated depreciation and amortization	(7,009)	(4,131)
Total property and equipment, net	$12,391	$8,787

Related depreciation and amortization expense was $3,272 in 2014 and $2,480 in 2013.

Note 5

Patents and Licensed Technologies, net:

	December 31,
	2014	2013
Gross Amount	$8,600	$8,600

Accumulated amortization	(3,741)	(2,511)

Net Book Value	$4,859	$6,089

Related amortization expense was $1,230 for each of the years ended December 31, 2014 and 2013, respectively.

Estimated amortization expense for amortizable patents and licensed technologies assets for the future periods is as follows:

2015	$1,230
2016	1,199
2017	490
2018	490
2019	490
Thereafter	960
Total	$4,859

A-14

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

Note 6

Goodwill and Other Intangible Assets:

Goodwill that arose in connections with the prior period acquisition of businesses that are included in the operations of the Division, in the amount of $1,632, was allocated to the Division. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to specific tangible and intangible assets. Goodwill has an indefinite useful life and therefore is not amortized as an expense, but is reviewed annually for impairment of its fair value to the Division.

The Division has no accumulated impairment losses of goodwill related to the operations as of December 31, 2014.

Set forth below is a detailed listing of other definite-lived intangible assets:

	December 31, 2014			December 31, 2013
	Trademarks	Customer Relationships	Total	Trademarks	Customer Relationships	Total
Gross Amount	$2,100	$1,600	$3,700	$2,100	$1,600	$3,700

Accumulated amortization	(639)	(487)	(1,126)	(429)	(327)	(756)

Net Book Value	$1,461	$1,113	$2,574	$1,671	$1,273	$2,944

Related amortization expense was $370 for each of the years ended December 31, 2014 and 2013. Customer Relationships embody the value to the Division of relationships the Division had formed with its customers. Tradename includes the names and various other trademarks associated with the Division’s products (e.g. “XTRAC” and “VTRAC”).

Estimated amortization expense for the above amortizable intangible assets for future periods is as follows:

2015	$370
2016	370
2017	370
2018	370
2019	370
Thereafter	724
Total	$2,574

Note 7

Accrued Compensation and related expenses:

	December 31,
	2014	2013
Accrued payroll and related taxes	$61	$40
Accrued vacation	18	126
Accrued commissions and bonuses	329	376
Total accrued compensation and related expense	$408	$542

A-15

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

Note 8

Other Accrued Liabilities:

	December 31,
	2014	2013
Accrued warranty, current, see Note 1	$136	$204
Accrued sales and other taxes	257	207
Other accrued liabilities	9	23
Total other accrued liabilities	$402	$434

Note 9

Commitments and Contingencies:

Leases

The Division has entered into various non-cancelable operating lease agreements for real property and one minor operating lease for personal property. These arrangements expire at various dates through 2015. Rent expense was $458 and $392 for the years ended December 31, 2014 and 2013, respectively. The future annual minimum payments under these leases are as follows:

Year Ending December 31,
2015	$280
Total	$280

Note 10

Income Taxes:

Income tax expense (benefit) for the Division was determined based on the “separate return method” since the Division was included in the consolidated income tax return of PhotoMedex for the periods presented. Any resulting net deferred tax assets were evaluated for recoverability and, accordingly, a 100% valuation allowance was provided as it was more likely than not that all or some portion of the deferred tax asset will not be realized.

Note 11

Significant Customer Concentration:

For the year ended December 31, 2014, revenues to the Division’s international master distributor (GlobalMed Technologies) were $7,141, or 23.3%, of total revenues for such period. For the year ended December 31, 2013, revenues earned from GlobalMed Technologies were $5,367, or 24.8%, of total revenues for such period. At December 31, 2014, the accounts receivable balance from GlobalMed Technologies was $553, or 12.8%, of total net accounts receivable. At December 31, 2013, the accounts receivable balance from GlobalMed Technologies was $221, or 4.8%, of total net accounts receivable.

Note 12

Business Segment and Geographic Data:

The operating segments of the Division, which have been based upon PhotoMedex’s management structure, products and services offered, markets served and types of customers, are as follows: The Physician Recurring segment derives its revenues from the XTRAC procedures performed by dermatologists and on the repair, maintenance and replacement parts on our various products. The Professional segment generates revenues from the sale of equipment, such as lasers. Management reviews financial information presented on an operating segment basis for the purposes of making certain operating decisions and assessing financial performance.

A-16

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

Unallocated operating expenses include costs that are not specific to a particular segment but are general to the division; included are expenses incurred for administrative and accounting staff, general liability and other insurance, professional fees and other similar corporate expenses. Interest and other financing income (expense), net is also not allocated to the operating segments. Unallocated assets include cash and cash equivalents, prepaid expenses and deposits.

The following tables reflect results of operations from our business segments for the periods indicated below:

	Year ended December 31, 2014
	PHYSICIAN RECURRING	PROFESSIONAL	TOTAL
Revenues	$25,557	$5,025	$30,582
Costs of revenues	8,498	3,657	12,155
Gross profit	17,059	1,368	18,427
Gross profit %	66.7%	27.2%	60.3%

Allocated operating expenses:
Engineering and product development	1,004	262	1,266
Selling and marketing expenses	12,734	306	13,040

Unallocated operating expenses	-	-	3,960
	13,737	568	18,266

Income from operations	3,322	800	161

Interest and other financing expense, net	-	-	(15)

Income before taxes	$3,322	$800	$146

	Year ended December 31, 2013
	PHYSICIAN RECURRING	PROFESSIONAL	TOTAL
Revenues	$17,675	$3,962	$21,637
Costs of revenues	7,959	3,030	10,989
Gross profit	9,716	932	10,648
Gross profit %	55.0%	23.5%	49.2%

Allocated operating expenses:
Engineering and product development	938	241	1,179
Selling and marketing expenses	9,108	331	9,439

Unallocated operating expenses	-	-	4,359
	10,046	572	14,977

Income (loss) from operations	(330)	360	(4,329)

Interest and other financing expense, net	-	-	-

Income (loss) before taxes	$(330)	$360	$(4,329)

A-17

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2014 and 2013, revenues by geographic area (determined by ship to locations) were as follows:

	Year Ended December 31,
	2014	2013
North America (only United States)	$23,293	$16,165
Asia Pacific [1]	5,188	4,124
Europe (including Israel)	2,061	1,319
South America	40	29
	$30,582	$21,637

[1] Japan	$1,218	$1,115

Note 13

Pending Transaction:

In May 2015, PhotoMedex entered into an asset purchase agreement with Mela Sciences Inc. to purchase the assets of the XTRAC/VTRAC division of PhotoMedex. The transaction is expected to be completed on May 29, 2015.

A-18

UNAUDITED COMBINED CARVE-OUT FINANCIAL STATEMENTS PHOTOMEDEX, INC.

XTRAC/VTRAC DIVISION

A-19

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX, INC.)

CONDENSED COMBINED BALANCE SHEETS

(In thousands)

	March 31, 2015	December 31, 2014
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$200	$255
Accounts receivable, net of allowance for doubtful accounts of $163 and $133, respectively	4,765	4,336
Inventories	2,467	2,270
Prepaid expenses and other current assets	627	269
Total current assets	8,059	7,130

Property and equipment, net	13,258	12,391
Goodwill	1,632	1,632
Patents and licensed technologies, net	4,551	4,859
Other intangible assets, net	2,482	2,574
Other assets, net	40	40
Total assets	$30,022	$28,626

LIABILITIES AND INVESTD EQUITY

Current liabilities:
Current portion of notes payable	$57	$57
Accounts payable	2,762	1,776
Accrued compensation and related expenses	592	408
Other accrued liabilities	501	402
Deferred revenues	295	140
Total current liabilities	4,207	2,783

Long-term liabilities:
Notes payable, net of current maturities	11	25
Other accrued liabilities	141	96
Total liabilities	4,359	2,904

Commitment and contingencies

Invested equity:
Net investment in division	25,696	25,755
Accumulated other comprehensive loss	(33)	(33)
Total invested equity	25,663	25,722
Total liabilities and invested equity	$30,022	$28,626

The accompanying notes are an integral part of these unaudited condensed combined financial statements.

A-20

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX, INC.)

CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands) (Unaudited)

	For the Three Months Ended March 31,
	2015	2014

Revenues	$7,476	$6,061

Cost of revenues	3,264	2,884

Gross profit	4,212	3,177

Operating expenses:

Engineering and product development	417	331
Selling and marketing	4,201	3,135
General and administrative	687	1,079
	5,305	4,545

Loss from operations before interest and other financing income, net	(1,093)	(1,368)

Interest and other financing income, net	5	-
Loss from operations before income taxes	(1,088)	(1,368)

Income tax expense	-	-

Net loss	$(1,088)	$(1,368)
Other comprehensive loss:
Foreign currency translation adjustments	$-	$-

Comprehensive loss	$(1,088)	$(1,368)

The accompanying notes are an integral part of these unaudited condensed combined financial statements.

A-21

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX, INC.)

CONDENSED COMBINED STATEMENTS OF CHANGES IN INVESTED EQUITY

(In thousands) (Unaudited)

	Net investment in Division	Accumulated Other Comprehensive Loss	Total

Balance, January 1, 2015	$25,755	$(33)	$25,722

Stock-based compensation	74	-	74

Net loss	(1,088)	-	(1,088)

Net contributions from PhotoMedex	955	-	955

Balance, March 31, 2015	$25,696	$(33)	$25,663

The accompanying notes are an integral part of these unaudited condensed combined financial statements.

A-22

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX, INC.)

CONDENSED COMBINED STATEMENTS OF CASH FLOWS

(In thousands) (Unaudited)

	For the Three Months Ended March 31,
	2015	2014
Cash Flows From Operating Activities:
Net loss	$(1,088)	$(1,368)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	1,372	1,074
Provision for doubtful accounts	44	9
Stock-based compensation	74	403
Changes in operating assets and liabilities:
Accounts receivable	(473)	(372)
Inventories	(197)	306
Prepaid expenses and other assets	(358)	33
Accounts payable	986	(432)
Accrued compensation and related expenses	184	(10)
Other accrued liabilities	143	(5)
Deferred revenues	155	49
Net cash provided by (used in) operating activities	842	(313)

Cash Flows From Investing Activities:
Purchases of property and equipment	(38)	(10)
Lasers placed into service	(1,795)	(1,717)
Net cash used in investing activities	(1,833)	(1,727)

Cash Flows From Financing Activities:
Payments on notes payable	(14)	(14)
Net contributions from PhotoMedex	955	2,054
Net cash provided by financing activities	941	2,040

Effect of exchange rate changes on cash	(5)	-
Net increase in cash and cash equivalents	(55)	-
Cash and cash equivalents, beginning of year	255	-

Cash and cash equivalents, end of year	$200	$-

The accompanying notes are an integral part of these unaudited condensed combined financial statements.

A-23

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands)

Note 1

The Division and Summary of Significant Accounting Policies:

The Division:

Background

PhotoMedex, Inc. XTRAC/VTRAC division (the “Division”) is a part of two reportable segments within PhotoMedex, Inc. (“PhotoMedex”) providing integrated disease management and aesthetic solutions to dermatologists that address skin diseases and conditions including psoriasis and vitiligo. As a Division, standalone financial statements were not historically prepared. The accompanying combined carve-out financial statements of the Division have been derived from PhotoMedex’s historical accounting records and are presented on a standalone basis as if the operations had been conducted independently from PhotoMedex. No direct ownership relationship existed among all of the various legal entities comprising the division. Accordingly, PhotoMedex’s net investment in these operations is shown in lieu of stockholders’ equity in the combined carve-out financial statements. The combined carve-out financial statements include the assets, liabilities, revenues and expenses of the legal entities that are considered to comprise the division.

The Division is comprised of certain standalone legal entities for which discrete financial information was available, as well as portions of legal entities for which discrete financial information was not available. Discrete financial information was not available as PhotoMedex did not record every transaction at the division level, but rather at the PhotoMedex level. For shared entities for which discrete financial information was not available, allocation methodologies were applied to certain accounts to allocate amounts to the Division. The combined statements of comprehensive income (loss) include all revenues and costs directly attributable to the Division, including costs for facilities, functions and services used by the Division. Costs for certain functions and services performed by centralized PhotoMedex organizations were directed charged to the Division based on usage or other allocation methods.

PhotoMedex does not maintain separate cash management for divisions. Accordingly, cash and cash equivalents, debt and interest expense have not been allocated to the Division in the combined financial statements. Transactions between the Division and PhotoMedex were accounted for through PhotoMedex’s net investment in the Division. Cash and cash equivalents in the combined balance sheet represent cash and cash equivalents held locally by certain foreign entities included as part of the Division. PhotoMedex’s current and long-term debt was not pushed down to the Division’s combined financial statements because it was not specifically identifiable to the Division.

All of the allocations and estimates in the combined financial statements were based on assumptions that the management of PhotoMedex believed were reasonable. However, the combined financial statements included herein may not be indicative of the financial position, results of operations and cash flows of the Division in the future or if the Division had been a separate, standalone entity during the periods presented.

Summary of Significant Accounting Policies:

Accounting Principles

Certain information and footnote disclosures normally required or included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) have been condensed or omitted. The financial information contained herein is unaudited; however, management believes all adjustments have been made that are considered necessary to present fairly the Division’s financial position and operating results for the interim periods. All such adjustments are of a normal recurring nature.

The accompanying combined balance sheet as of December 31, 2014 has been derived from the Division’s audited combined financial statements included elsewhere in this filing.

The results for the three months ended March 31, 2015 are not necessarily indicative of the results to be expected for the year ending December 31, 2015 or for any other interim period or for any future period.

A-24

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands)

Use of Estimates

The preparation of the combined carve-out financial statements in conformity with accounting principles generally accepted in the United States (“US GAAP”) requires management to make estimates and assumptions that affect amounts reported of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting periods. Actual results could differ from those estimates and be based on events different from those assumptions. As of March 31, 2015, the more significant estimates include revenue recognition, including valuation allowances of accounts receivable.

Fair Value Measurements

The Division measures and discloses fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework and gives guidance regarding the methods used for measuring fair value, and expands disclosures about fair value measurements. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions there exists a three-tier fair-value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1 - unadjusted quoted prices are available in active markets for identical assets or liabilities that the Division has the ability to access as of the measurement date.

•	Level 2 – pricing inputs are other than quoted prices in active markets that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data.

•	Level 3 – pricing inputs are unobservable for the non-financial asset or liability and only used when there is little, if any, market activity for the non-financial asset or liability at the measurement date. The inputs into the determination of fair value require significant management judgment or estimation. Fair value is determined using comparable market transactions and other valuation methodologies, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

This hierarchy requires the Division to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value.

The fair value of cash and cash equivalents are based on its demand value, which is equal to its carrying value. The estimated fair values of notes payable, short-term and long-term debt are based on borrowing rates that are available to the Division for loans with similar terms, collateral and maturity approximate the carrying values. Additionally, the carrying value of all other monetary assets and liabilities is estimated to be equal to their fair value due to the short-term nature of these instruments.

Derivative financial instruments are measured at fair value, on a recurring basis. The fair value of derivatives generally reflects the estimated amounts that the Division would receive or pay to terminate the contracts at the reporting dates, based on the prevailing currency prices and the relevant interest rates. Such measurement is classified within Level 2.

In addition to items that are measured at fair value on a recurring basis, there are also assets and liabilities that are measured at fair value on a nonrecurring basis. Assets and liabilities that are measured at fair value on a nonrecurring basis include certain long-lived assets including goodwill. As such, we have determined that each of these fair value measurements reside within Level 3 of the fair value hierarchy.

A-25

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands)

Accounts Receivable

The majority of the Division’s accounts receivable are due from consumers, distributors (domestic and international), physicians and other entities in the medical field. Accounts receivable are most often due within 30 to 90 days and are stated at amounts due from customers net of an allowance for doubtful accounts. Accounts outstanding longer than the contractual payment terms are considered past due. The Division determines its allowance for doubtful accounts by considering a number of factors, including the length of time trade accounts receivable are past due, the Division’s previous loss history, the customer’s current ability to pay its obligation to the Division and available information about their credit risk, and the condition of the general economy and the industry as a whole. The Division writes off accounts receivable when they are considered uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Division does not recognize interest accruing on accounts receivable past due.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined to be purchased cost for raw materials and the production cost (materials, labor and indirect manufacturing cost, including sub-contracted work components) for work-in-process and finished goods. Cost is determined on the first-in, first-out method. Throughout the laser manufacturing process, the related production costs are recorded within inventory. Work-in-process is immaterial, given the typically short manufacturing cycle, and therefore is disclosed in conjunction with raw materials.

The Division’s equipment for the treatment of skin disorders (e.g. the XTRAC for psoriasis or vitiligo) will either (i) be placed in a physician’s office and remain the property of the Division (at which date such equipment is transferred to property and equipment) or (ii) be sold to distributors or physicians directly. The cost to build a laser, whether for sale or for placement, is accumulated in inventory.

Reserves for slow moving and obsolete inventories are provided based on historical experience and product demand. Management evaluates the adequacy of these reserves periodically based on forecasted sales and market trend.

Accrued Warranty Costs

The Division offers a standard warranty on product sales generally for a one to two-year period. In the case of domestic sales of XTRAC lasers, however, the Division has offered longer warranty periods, ranging from three to four years, in order to meet competition or meet customer demands. The Division provides for the expected cost of estimated future warranty claims on the date the product is sold. Total accrued warranty is included in other accrued liabilities on the combined balance sheets. The activity in the warranty accrual during the years ended December 31, 2014 and 2013 is summarized as follows (unaudited):

	March 31,
	2015	2014
Accrual at beginning of year	$232	$261
Additions charged to warranty expense	185	90
Expiring warranties	(89)	(48)
Claims satisfied	(19)	(64)
Total	309	239
Less: current portion	(168)	(169)
Long term accrued warranty	$141	$70

For extended warranty on the consumer products, see Revenue Recognition below.

A-26

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands)

Revenue Recognition

The Division recognizes revenues from the product sales when the following four criteria have been met: (i) the product has been delivered and the Division has no significant remaining obligations; (ii) persuasive evidence of an arrangement exists; (iii) the price to the buyer is fixed or determinable; and (iv) collection is reasonably assured. Revenues from product sales are recorded net of provisions for estimated chargebacks, rebates, expected returns and cash discounts.

The Division ships most of its products FOB shipping point, although from time to time certain customers, for example governmental customers, will be granted FOB destination terms. Among the factors the Division takes into account when determining the proper time at which to recognize revenue are (i) when title to the goods transfers and (ii) when the risk of loss transfers. Shipments to distributors or physicians that do not fully satisfy the collection criteria are recognized when invoiced amounts are fully paid or fully assured and included in deferred revenues until that time.

For revenue arrangements with multiple deliverables within a single, contractually binding arrangements (usually sales of products with separately priced extended warranty), each element of the contract is accounted for as a separate unit of accounting when it provides the customer value on a stand-alone basis and there is objective evidence of the fair value of the related unit.

With respect to sales arrangements under which the buyer has a right to return the related product, revenue is recognized only if all the following conditions are met: the price is fixed or determinable at the date of sale; the buyer has paid, or is obligated to pay and the obligation is not contingent on resale of the product; the buyer’s obligation would not be changed in the event of theft or physical destruction or damage of the product; the buyer has economic substance; the Division does not have significant obligations for future performance to directly bring about resale of the product by the buyer; and the amount of future returns can be reasonably estimated.

Deferred revenues include amounts received with respect to extended warranty maintenance, repairs and other billable services and amounts not yet recognized as revenues. Revenues with respect to such activities are deferred and recognized on a straight-line basis over the duration of the warranty period, the service period or when service is provided, as applicable to each service.

The Division has two distribution channels for its phototherapy treatment equipment. The Division either (i) sells its lasers through a distributor or directly to a physician or (ii) places its lasers in a physician’s office (at no charge to the physician) and generally charges the physician a fee for an agreed upon number of treatments. In some cases, the Division and the customer stipulate to a quarterly or other periodic target of procedures to be performed, and accordingly revenue is recognized ratably over the period.

When the Division places a laser in a physician’s office, it generally recognizes service revenue based on the number of patient treatments performed, or purchased under a periodic commitment, by the physician. Amounts collected with respect to treatments to be performed through laser-access codes that are sold to physicians free of a periodic commitment, but not yet used, are deferred and recognized as a liability until the physician performs the treatment. Unused treatments remain an obligation of the Division because the treatments can only be performed on Division-owned equipment. Once the treatments are performed, this obligation has been satisfied.

The Division defers substantially all revenue from sales of treatment codes ordered by and performed to its customers within the last two weeks of the period in determining the amount of treatments performed by its physician-customers. Management believes this approach closely approximates the actual amount of unused treatments that existed at the end of a period.

Shipping and Handling Costs

Shipping and handling fees billed to customers are reflected as revenues while the related shipping and handling costs are included in selling and marketing expense. To date, shipping and handling costs have not been material.

Product Development Costs

Costs of research, new product development and product redesign are charged to expense as incurred in engineering and product development.

A-27

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands)

Advertising Costs

Advertising costs are charged to expenses as incurred and are included in selling and marketing expenses in the combined statements of comprehensive income (loss).

Advertising expenses amounted to approximately $1,355 and $881 for the three months ended March 31, 2015 and 2014, respectively.

Income Taxes

For the periods presented, although the Division was included in the consolidated income tax returns of PhotoMedex, the Division’s income taxes are computed and reported under the “separate return method”. Use of the separate return method may result in differences when the sum of the amounts allocated to standalone tax provisions are compared with amounts presented in combined financial statements. Certain tax attributes, e.g., net operating loss carryforwards, which were reflected in the PhotoMedex consolidated financial statements may or may not exist at the standalone Division level. The Division’s financial position and projections have been reviewed given the facts and circumstances as they existed at the historical dates presented. Any resulting net deferred tax assets were evaluated for recoverability and, accordingly, a valuation allowance was provided as it was more likely than not that all or some portion of the deferred tax asset will not be realized.

Adoption of New Accounting Standards

Effective January 1, 2014, the Division adopted Accounting Standard Update 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (a consensus of the FASB Emerging Issues Task Force) ("ASU 2013-11").

The amendments in ASU 2013-11 state that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except as follows: To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be presented net of deferred tax assets.

ASU 2013-11 applies to all entities that have unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date. For public companies the amendments in this ASU became effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The amendments were applied prospectively to all unrecognized tax benefits that existed at the effective date.

The adoption of the standard did not have a material impact on the Company’s consolidated results of operations and financial condition.

Effective January 1, 2014, the Division adopted Accounting Standards Update 2013-5, Foreign Currency Matters (Topic 830) Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity ("ASU 2013-5").

ASU 2013-5 clarifies that, when a reporting entity (parent) ceases to have a controlling financial interest in a subsidiary or group of assets that is a business (other than a sale of in-substance real estate or conveyance of oil and gas mineral rights) within a foreign entity, the parent is required to apply the guidance in Subtopic 830-30 to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. ASU 2013-5 also clarifies that if the business combination achieved in stages relates to a previously held equity method investment (step-acquisition) that is a foreign entity, the amount of accumulated other comprehensive income that is reclassified and included in the calculation of gain or loss shall include any foreign currency translation adjustment related to that previously held investment.

A-28

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands)

For public companies, the amendments in this Update became effective prospectively for fiscal years (and interim reporting periods within those years) beginning after December 15, 2013. In accordance with the transition requirements, the amendments were applied prospectively to derecognition events occurring after the effective date. Prior periods are not required be adjusted.

The adoption of the standard did not have a material impact on the Division’s combined results of operations and financial condition.

Recently Issued Accounting Standards

In May 2014, The FASB issued Accounting Standard Update 2014-09, Revenue from Contracts with Customers (Topic 606) ("ASU 2014-09").

ASU 2014-09 outlines a single comprehensive model to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. ASU 2014-09 also requires entities to disclose sufficient information, both quantitative and qualitative, to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers.

An entity should apply the amendments in this ASU using one of the following two methods: 1. Retrospectively to each prior reporting period presented with a possibility to elect certain practical expedients, or, 2. Retrospectively with the latter transition method, it also should provide certain additional disclosures.

For a public entity, the amendments in ASU 2014-09 are effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period (the first quarter of fiscal year 2017 for the Division). Early application is not permitted. The Division is in the process of assessing the impact, if any, of ASU 2014-09 on its combined financial statements.

In August 2014, the FASB issued Accounting Standards Update 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern ("ASU 2014-15"). ASU 2014-15 provide guidance on management’s responsibility in evaluating whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). ASU 2014-15 also provide guidance related to the required disclosures as a result of management evaluation.

The amendments in ASU 2014-15 are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted.

Note 2

Relationship with PhotoMedex, Inc.:

The Division businesses were managed and operated in the normal course of business with other affiliates of PhotoMedex, Inc. Accordingly certain shared costs were allocated to the Division and reflected as expenses in the standalone combined financial statements. Management of PhotoMedex considered the allocation methodologies used to be reasonable and appropriate reflections of the historical PhotoMedex expenses attributable to the Division for purposes of the standalone combined financial statements of the Division; however, the expenses reflected in the combined financial statements may not be indicative of the actual expenses that would be have been incurred during the periods presented if the Division had operated as a separate, standalone entity. In addition, the expenses reflected in the combined financial statements may not be indicative of related expenses that will be incurred in the future.

Except for the foreign entities included in the Division, the Division’s cash management was part of PhotoMedex’s subsidiary; PhotoMedex Technology, Inc. PhotoMedex Technology Inc. has a centralized cash management and financing program for all divisions and/or segments. As cash was disbursed and received by PhotoMedex (through its subsidiary), it was accounted for by the Division through PhotoMedex’s net investment in the Division. All short and long-term debt requirements of the Division were financed by PhotoMedex.

A-29

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands)

Note 3

Inventories:

	March 31, 2015	December 31, 2014
	(unaudited)
Raw materials and work-in-process	$2,116	$2,116
Finished goods	351	154
Total inventories	$2,467	$2,270

Work-in-process is immaterial given the typically short manufacturing cycle, and therefore is disclosed in conjunction with raw materials.

Note 4

Property and Equipment:

	March 31, 2015	December 31, 2014
	(unaudited)
Lasers-in-service	$20,617	$18,805
Equipment, computer hardware and software	238	228
Furniture and fixtures	336	331
Leasehold improvements	36	36
	21,227	19,400
Accumulated depreciation and amortization	(7,969)	(7,009)
Total property and equipment, net	$13,258	$12,391

Related depreciation and amortization expense was $972 and $674 for the three months ended March 31, 2015 and 2014, respectively.

Note 5

Patents and Licensed Technologies, net:

	March 31, 2015	December 31, 2014
	(unaudited)
Gross Amount	$8,600	$8,600

Accumulated amortization	(4,049)	(3,741)

Net Book Value	$4,551	$4,859

Related amortization expense was $308 for each of the three months ended March 31, 2015 and 2014.

Estimated amortization expense for amortizable patents and licensed technologies assets for the future periods is as follows:

Nine months of 2015	$922
2016	1,199
2017	490
2018	490
2019	490
Thereafter	960
Total	$4,551

A-30

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands)

Note 6

Goodwill and Other Intangible Assets:

Goodwill that arose in connections with the prior period acquisition of businesses that are included in the operations of the Division, in the amount of $1,632, was allocated to the Division. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to specific tangible and intangible assets. Goodwill has an indefinite useful life and therefore is not amortized as an expense, but is reviewed annually for impairment of its fair value to the Division.

The Division has no accumulated impairment losses of goodwill related to the operations as of March 31, 2015.

Set forth below is a detailed listing of other definite-lived intangible assets:

	March 31, 2015			December 31, 2014
		(unaudited)
	Trademarks	Customer Relationships	Total	Trademarks	Customer Relationships	Total
Gross Amount	$2,100	$1,600	$3,700	$2,100	$1,600	$3,700

Accumulated amortization	(691)	(527)	(1,218)	(639)	(487)	(1,126)

Net Book Value	$1,409	$1,073	$2,482	$1,461	$1,113	$2,574

Related amortization expense was $92 for each of the three months ended March 31, 2015 and 2014. Customer Relationships embody the value to the Division of relationships the Division had formed with its customers. Tradename includes the names and various other trademarks associated with the Division products (e.g. “XTRAC” and “VTRAC”).

Estimated amortization expense for the above amortizable intangible assets for future periods is as follows:

Nine months of 2015	$278
2016	370
2017	370
2018	370
2019	370
Thereafter	724
Total	$2,482

Note 7

Accrued Compensation and related expenses:

	March 31, 2015	December 31, 2014
	(Unaudited)
Accrued payroll and related taxes	$164	$61
Accrued vacation	180	18
Accrued commissions and bonuses	248	329
Total accrued compensation and related expense	$592	$408

A-31

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands)

Note 8

Other Accrued Liabilities:

	March 31, 2015	December 31, 2014
	(Unaudited)
Accrued warranty, current, see Note 1	$168	$136
Accrued sales and other taxes	281	257
Other accrued liabilities	52	9
Total other accrued liabilities	$501	$402

Note 9

Income Taxes:

Income tax expense (benefit) for the Division was determined based on the “separate return method” since the Division was included in the consolidated income tax return of PhotoMedex for the periods presented. Any resulting net deferred tax assets were evaluated for recoverability and, accordingly, a 100% valuation allowance was provided as it was more likely than not that all or some portion of the deferred tax asset will not be realized.

Note 10

Significant Customer Concentration:

For the three months ended March 31, 2015, revenues to the Company’s international master distributor (GlobalMed Technologies) were $1,525, or 20.4%, of total revenues for such period. For the three months ended March 31, 2014, revenues earned from GlobalMed Technologies were $1,511, or 24.9%, of total revenues for such period. At March 31, 2015, the accounts receivable balance from GlobalMed Technologies was $610, or 12.8%, of total net accounts receivable. At March 31, 2014, the accounts receivable balance from GlobalMed Technologies was $485, or 11.2%, of total net accounts receivable.

Note 11

Business Segment and Geographic Data:

The operating segments of the Division, which have been based upon the PhotoMedex’s management structure, products and services offered, markets served and types of customers, are as follows: The Physician Recurring segment derives its revenues from the XTRAC procedures performed by dermatologists and on the repair, maintenance and replacement parts on our various products. The Professional segment generates revenues from the sale of equipment, such as lasers. Management reviews financial information presented on an operating segment basis for the purposes of making certain operating decisions and assessing financial performance.

Unallocated operating expenses include costs that are not specific to a particular segment but are general to the group; included are expenses incurred for administrative and accounting staff, general liability and other insurance, professional fees and other similar corporate expenses. Interest and other financing income (expense), net is also not allocated to the operating segments. Unallocated assets include cash and cash equivalents, prepaid expenses and deposits.

A-32

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands)

The following tables reflect results of operations from our business segments for the periods indicated below:

	Three Months ended March 31, 2015 (Unaudited)
	PHYSICIAN RECURRING	PROFESSIONAL	TOTAL
Revenues	$5,828	$1,648	$7,476
Costs of revenues	2,149	1,115	3,264
Gross profit	3,679	533	4,212
Gross profit %	63.1%	32.3%	56.3%

Allocated operating expenses:
Engineering and product development	313	104	417
Selling and marketing expenses	4,074	127	4,201

Unallocated operating expenses	-	-	687
	4,387	231	5,305

(Loss) income from operations	(708)	302	(1,093)

Interest and other financing income, net	-	-	5

(Loss) income before taxes	$(708)	$302	$(1,088)

	Three Months ended March 31, 2014 (Unaudited)
	PHYSICIAN RECURRING	PROFESSIONAL	TOTAL
Revenues	$4,846	$1,215	$6,061
Costs of revenues	1,936	948	2,884
Gross profit	2,910	267	3,177
Gross profit %	60.0%	22.0%	52.4%

Allocated operating expenses:
Engineering and product development	253	78	331
Selling and marketing expenses	3,019	116	3,135

Unallocated operating expenses	-	-	1,079
	3,272	194	4,545

Income (loss) from operations	(362)	73	(1,368)

Interest and other financing income, net	-	-	-

(Loss) income before taxes	$(362)	$73	$(1,368)

A-33

XTRAC/VTRAC DIVISION (A CARVE-OUT OF PHOTOMEDEX INC.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands)

For the three months ended March 31, 2015 and 2014, revenues by geographic area (determined by ship to locations) were as follows (Unaudited):

	Three Months Ended March 31,
	2015	2014
North America (only United States)	$5,547	$4,507
Asia Pacific [1]	1,694	1,357
Europe (including Israel)	235	189
South America	-	8
	$7,476	$6,061

[1] Japan	$36	$511

Note 12

Pending Transaction:

In May 2015, PhotoMedex entered into an asset purchase agreement with Mela Sciences Inc. to purchase the assets of the XTRAC/VTRAC division of PhotoMedex. The transaction is expected to be completed on May 29, 2015.

A-34

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements give effect to the Company’s asset purchase on June 22, 2015 of the XTRAC and VTRAC businesses from PhotoMedex, Inc. ("Asset Purchase").
The following unaudited pro forma condensed statements of operations for the year ended December 31, 2014 and the three months ended March 31, 2015 reflect the Asset Purchase as if the event had occurred as of January 1, 2014. The unaudited pro forma condensed balance sheet as of March 31, 2015 reflects the Asset Purchase as if it had occurred on March 31, 2015.
The unaudited pro forma condensed financial information should be read in conjunction with the historical financial statements and accompanying notes of MELA Sciences Inc., which are included in the Annual Report on Form 10-K of MELA Sciences for the year ended December 31, 2014. The unaudited pro forma condensed financial information for the XTRAC and VTRAC businesses should be read in conjunction with the historical combined carve-out financial statements and accompanying notes for the year ended December 31, 2014 as filed on Form 8-K on June 23, 2015. The assumptions and adjustments used are described in the accompanying notes to the unaudited pro forma condensed combined financial statements.
The Company allocated the Asset Purchase price using its best estimates of fair value. These estimates are based on the most recently available information. To the extent there are significant changes to the XTRAC and VTRAC businesses, the assumptions and estimates herein could change significantly. The allocation is dependent upon certain valuation and other studies that are not yet final. There can be no assurances that these final valuations will not result in material changes to the estimated allocation. The securities purchase and related financing are presented on the pro forma statements of operations as if they occurred on January 1, 2014. The warrant is accounted for as a derivative liability and marked to market each reporting period. For purposes of the pro forma statements, we assumed that the fair value remained the same with no change affecting the statements of operations for the periods presented.
The unaudited pro forma condensed financial statements are presented for informational purposes only and are not necessarily indicative of the results of operations that would have resulted had the asset purchase described above been consummated at the dates indicated, nor are they necessarily indicative of the results of operations which may be realized in the future. Furthermore, the Company expects to have reorganization and restructuring expenses as well as potential operating efficiencies as a result of the Asset Purchase. The pro forma financial data does not reflect these potential expenses and efficiencies. Furthermore, the pro forma condensed statements of operations do not include material nonrecurring charges for acquisition expenses for approximately $1 million and the related tax effects which result directly from the transaction. The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements and the related notes of the Company and XTRAC and VTRAC Carve-out, both included in the periodic reports filed with the Securities and Exchange Commission.
A-35

MELA SCIENCES, INC.
Unaudited Pro Forma Condensed Balance Sheet
As of March 31, 2015
(In thousands)
	MELA Historical	XTRAC/VTRAC Businesses Historical	Pro Forma Adjustments			Pro Forma
ASSETS

Current assets:
Cash and cash equivalents	$8,233	$200	$42,500	(3a	)	$8,233
			(42,700)	(3b	)
Restricted cash	100	-	-			100
Accounts receivable, net	6	4,765	-			4,771
Inventories, net	5,188	2,467	-			7,655
Prepaid expenses and other current assets	350	627	584	(3c	)	1,561
Total current assets	13,877	8,059	384			22,320

Property and equipment, net	1,620	13,258	953	(3d	)	15,831
Intangible assets, net	35	-	17,000	(3d	)	17,035
Goodwill	-	-	7,748	(3d	)	7,748
Other assets	690	40	-			730

Total assets	$16,222	$21,357	$26,085			$63,664

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current portion of notes payable and long term debt	$-	$57	$10,000	(3a	)	$7,099
			(2,958)	(3e	)
Warrant liability	1,834	-	2,958	(3e	)	4,792
Other current liabilities	2,051	4,150	584	(3c	)	6,785
Total current liabilities	3,885	4,207	10,584			18,676

Long-term liabilities:
Notes payable	-	11	-			11
Secured convertible debentures	4,707	-	32,500	(3a	)	9,907
			(27,300)	(3e	)
Other liabilities	87	140				227
Total liabilities	8,679	4,358	15,784			28,821

Stockholders’ equity	7,543	16,999	(16,999)	(3d	)	34,843
			27,300	(3e	)

Total liabilities and stockholders’ equity	$16,222	$21,357	$26,085			$63,664

A-36

MELA SCIENCES, INC.
Unaudited Pro Forma Condensed Statement of Operations
For the Three Months Ended March 31, 2015
(In thousands, except share and per share information)
	MELA Historical	XTRAC/VTRAC Businesses Historical	Pro Forma Adjustments			Pro Forma

Revenues	$81	$7,476	$-			$7,557

Cost of revenues	711	3,264	93	(3f	)	4,068

Gross profit (loss)	(630)	4,212	(93)			3,489

Operating expenses:
Selling, general and administrative	2,763	4,888	133	(3f	)	7,784

Engineering and product development	239	417	-			656
	3,002	5,305	133			8,440

Operating profit (loss)	(3,632)	(1,093)	(226)			(4,951)

Other income (loss):
Interest and other financing income (expense), net	(2,305)	5	(1,571)	(3g	)	(3,871)
Change in fair value of warrant liability	(1,335)	-	-			(1,335)

Net income (loss)	$(7,272)	$(1,088)	$(1,797)			$(10,157)

Net income (loss) per share:
Basic	$(1.12)					$(1.57)
Diluted	$(1.12)					$(1.57)

Shares used in computing net income (loss) per share:
Basic	6,471,906					6,471,906
Diluted	6,471,906					6,471,906

A-37

MELA SCIENCES, INC.
Unaudited Pro Forma Condensed Statement of Operations
For the Year Ended December 31, 2014
(In thousands, except share and per share information)
	MELA Historical	XTRAC/VTRAC Businesses Historical	Pro Forma Adjustments			Pro Forma

Revenues	$915	$30,582	$-			$31,497

Cost of revenues	4,935	12,155	373	(3f	)	17,463

Gross profit (loss)	(4,020)	18,427	(373)			14,034

Operating expenses:
Selling, general and administrative	10,961	17,000	532	(3f	)	28,493
Engineering and product development	1,641	1,266	-			2,907
	12,602	18,266	532			31,400

Operating profit (loss)	(16,622)	161	(905)			(17,366)

Other income (loss):
Interest and other financing income (expense), net	(2,206)	(15)	(10,163)	(3g	)	(12,384)
Registration rights liquidated damages	(3,420)	-	-			(3,420)
Change in the fair value of warrant liability	8,103	-	-			8,103

Net income (loss)	(14,145)	146	(11,068)			(25,067)

Deemed dividend related to beneficial conversion feature on convertible preferred stock	(1,887)	-	-			(1,887)

Net income (loss) attributable to common stockholders	$(16,032)	$146	$(11,068)			$(26,954)

Net income (loss) per share:
Basic	$(3.03)					$(5.09)
Diluted	$(3.03)					$(5.09)

Shares used in computing net income (loss) per share:
Basic	5,295,929					5,295,929
Diluted	5,295,929					5,295,929

A-38

NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
1.	Asset Purchase of the XTRAC and VTRAC Businesses and Basis of Presentation
Asset Purchase
On June 22, 2014, MELA Sciences, Inc. ("the Company") entered into an asset purchase agreement (the "Asset Purchase Agreement") with PhotoMedex Inc. and PhotoMedex Technology, Inc. pursuant to which the Company has purchased the XTRAC and VTRAC laser businesses from PhotoMedex, Inc. (the "Asset Purchase") for $42.5 million in cash and assumed certain business-related liabilities. The purchased assets include all of the accounts receivable, inventory and fixed and intangible assets of the business.
On June 22, 2015, the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") and related financing documents with entities affiliated with existing institutional investors in the Company providing for the issuance of $42.5 million aggregate principal amount (the "Financing") of senior secured notes (the "Notes"), senior secured convertible debentures (the "Debentures") and warrants (the "Warrants") to purchase 3.0 million shares of common stock at an exercise price of $0.75 per share. The Company sold $10.0 million aggregate principal amount of Notes bearing interest at 9% per year with a maturity date of the earlier of 30 days after the Company obtains stockholder approval of stock issuances under the Debentures and the Warrants or November 30, 2015. The Company also issued $32.5 million aggregate principal amount of Debentures that, subject to certain ownership limitations and stockholder approval conditions, will be convertible into approximately 43.3 million shares of Company common stock at an initial conversion price of $0.75 per share. The Debentures bear interest at the rate of 2.25% per year, and, unless previously converted, will mature on the five-year anniversary of the date of issuance. Under the terms of the Debentures and the Warrants, the issuances of shares of the common stock upon conversion of the Debentures and upon exercise of the Warrants are subject to stockholder approval of such issuances and an amendment to the Company’s certificate of incorporation to increase the Company’s authorized shares of common stock. Upon receipt of stockholder approval, the Company has also agreed to reprice outstanding warrants held by certain investors to reduce the exercise price to $0.75 per share. For a more detailed discussion of the financing transaction, see the Form S-3 Registration Statement filed with the Securities and Exchange Commission on July 22, 2015.
The Warrants issued in connection with the 9% Notes contain anti-dilution provisions that allow for downward exercise price adjustments in certain situations. These provisions require the Warrants to be accounted for as a derivative liability, at fair value. All changes in thethe fair value of the liability will be included in the statement of operations.

The proceeds of the Financing were used to pay the purchase price of the assets acquired under the Asset Purchase Agreement.
Basis of Presentation
In accordance with Article 11-02 of Regulation S-X, the objective of the pro forma financial information is to provide investors with information about the continuing impact of a particular transaction by illustrating how the asset purchase of the XTRAC and VTRAC businesses might have affected MELA Sciences historical financial statements if the transaction had been consummated at an earlier time.
The unaudited pro forma condensed balance sheet as of March 31, 2015 is presented as if the Asset Purchase had occurred on March 31, 2015. The unaudited pro forma condensed statements of operations for the three months ended March 31, 2015 and for the year ended December 31, 2014 are presented as if the Asset Purchase had occurred on January 1, 2014.
The preliminary allocation of the purchase price of the XTRAC and VTRAC businesses used in the unaudited pro forma condensed financial statements is based upon preliminary estimates. The estimates and assumptions are subject to change upon completion of the valuation of the XTRAC and VTRAC businesses’ assets and liabilities. Upon completion of the valuation, we expect to make additional adjustments, and these valuations could change significantly from those used in the pro forma condensed combined financial statements.
A-39

The unaudited pro forma condensed consolidated financial information does not purport to be indicative of the financial position and results of operations that MELA Sciences will obtain in the future, or that MELA Sciences would have obtained if the acquisition of the XTRAC and VTRAC businesses had been consummated as of the dates indicated above. The pro forma adjustments are based upon currently available information and upon certain assumptions that MELA Sciences believes are reasonable. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements of MELA Sciences included in its annual reports on Form 10-K and quarterly reports on Form 10-Q and the consolidated financial statements of the XTRAC and VTRAC businesses.
2.	Purchase Price Allocation

The purchase price of XTRAC and VTRAC businesses was approximately $42,700 in consideration plus related liabilities. The purchase price will be allocated to tangible and intangible assets and liabilities based on an estimate of the fair value of the assets acquired and the liabilities assumed. The significant intangible assets to be recognized in the valuation are core and product technologies, tradenames and customer relationships. The estimated useful lives over which these assets will be amortized, utilizing the straight line method, are five years for core technologies and ten years for product technologies, tradenames and customer relationships. The following allocation (in thousands) of the aggregate fair value is preliminary and subject to adjustment based on the fair value of the assets acquired and the liabilities assumed. The Company estimated fair value of the intangibles and lasers placed in service was based on the income approach which estimated cash flow that utilize appropriate discount and capitalization rates and available market information. Estimates of future cash flows are based on a number of factors including the historical operating results, known trends and specific market and economic conditions. The fair value of the Company’s remaining fixed assets was estimated based on the cost approach which estimated the cost to replace.

Preliminary purchase price allocation:
Current assets	$ 8,059
Property, plant and equipment	14,211
Identifiable intangible assets	17,000
Goodwill	7,748
Other assets	40
Current liabilities	(4,150)
Note payable	(68)
Other long term liabilities	(140)

$ 42,700

3.	Pro forma adjustments (in thousands, except per share informationin thousands) (unaudited):
(3a)	Reflects the financing to fund the asset purchase.
(3b)	Cash paid for the assets purchased at acquisition date by the Company, which was funded from the financing.
(3c)
Adjustment to record the deferred debt costs of the financing utilized to finance the acquisition. The periodic amortization of such costs was included in interest expense, using the effective interest rate and was based on the term of the financing of 5 years.

(3d)	Adjustments to assets acquired and liabilities assumed based on preliminary fair value assessment which was based on application of income and cost approaches.
(3e)
To record the Warrants, which have a fair value of $2,958, as a separate instrument from the Notes and treat as a debt discount. The value was determined as of the acquisition date, using the binomial method, The key assumptions for the valuation were the Company’s opening market price on the date the acquisition and related financing was announced of $1.38; a 5 year term for the warrant, with a down-round provision for the first year only; and probability factors on the potential for both the down round provision and shareholder vote each occurring. The Warrant will be adjusted to fair value as of each reporting period, using this binominal method.
To record the discount resulting from the beneficial conversion feature on the Debentures, with a value of $27,300. The beneficial conversion feature value was calculated as the difference resulting from subtracting the conversion price of $0.75 from $1.38, the opening market value of the Company’s common stock on day following the date that the Debentures were issued, multiplied by the number of common shares into which the Debentures are convertible.

A-40

(3f)
Reflects incremental adjustment to depreciation and amortization for step-up in lasers placed-in-service and intangible assets. As a result, incremental depreciation of lasers placed-in-service is being charged on a straight line basis over the estimated average useful lives of the lasers placed-in-service of 4 years.
The estimated fair values of the core technologies of $5,900 and product technologies of $2,100 are amortized to cost of goods sold, as these intangibles relate to the manufacture of the lasers and lamp devices. Core technology has an estimated useful life of 5 years and product technology has an estimated useful life of 10 years.
The estimated fair values of the tradenames of $1,500 and customer relationships of $7,500 are amortized to selling expense, as these intangibles relate to the marketing and selling of the lasers and lamp devices. These intangibles have an estimated useful life of 10 years each.

(3g)
Reflects an increase in interest expense associated with the Debentures and Notes. The pro forma interest expense is reflected as if the financing occurred on January 1, 2014. A portion of the expense is attributable to the payment of the 2.25% coupon rate on the Debentures and 9% interest rate on the Notes. The other portion is attributable to the amortization of the discounts against the Note and the Debentures, resulting from ascribing values to the warrants and beneficial conversion feature, and deferred financing costs, expensed on an effective interest rate basis. The Note, and the related warrant discount, have an effective maturity term of 5 months so the discount is amortized in the year ended December 31, 2014 in the presentation.
The warrant liability was valued as of the acquisition date using the binomial method. For purposes of the pro forma statements, it was assumed no change in the fair value for the periods presented.

A-41

ANNEX B

MELA SCIENCES, INC.

AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

1. Purpose of the Plan. The purpose of this Plan is to establish a flexible vehicle through which the Company may offer equity-based compensation incentives to Employees, Directors and Consultants employed or engaged by the Company to attract, motivate, reward and retain such persons and to further align the interests of such persons with those of the stockholders of the Company.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, and the rules of any applicable stock exchange or national market system.

(b) “Award Agreement” means the written agreement or other instrument evidencing the grant of an Award, including any amendments thereto. An Award Agreement may be in the form of an agreement to be executed by both the Grantee and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments.

(c) “Awards” means grants made under the Plan either in the form of Options, including Incentive Stock Options and Non-Qualified Stock Options, or shares of Restricted Stock.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means (1) in the case where there is no employment, consulting or similar service agreement between the Grantee and the Company or any of its subsidiaries or where such an agreement exists but does not define “cause” (or words of like import), a termination classified by the Company or any of its subsidiaries, as a termination due to the Grantee’s (i) commission of, or entry of a plea of guilty or no contest to any felony, fraud, misappropriation, embezzlement or other crime of moral turpitude; (ii) commission of, or entry of a plea of guilty or no contest to any crime or offense involving money or property of the Company; (iii) dishonesty or fraud; or (iv) insubordination, willful misconduct, refusal to perform services or materially unsatisfactory performance of duties; or (2) in the case where there is an employment, consulting or similar service agreement between the Grantee and the Company or any of its subsidiaries that defines “cause” (or words of like import), a termination that is or would be deemed for “cause” (or words of like import) under such agreement.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan, consisting of two or more members of the Board who are “outside directors” (as defined under section 162(m) of the Code, and related Treasury regulations), “non-employee directors” (as defined under Rule 16b-3 under the Exchange Act) and, when applicable, by “independent directors” (as defined by the rules of any national securities exchange upon which shares of the Company’s capital stock shall be listed).

(h) “Common Stock” means the common stock of the Company, par value $0.001 per share.

(i) “Company” means MELA Sciences, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(j) “Consultant” means any person (other than an Employee or a Director) who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or such Subsidiary.

(k) “Corporate Transaction” means any of the following transactions, provided, however, that the Committee shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation of the Company in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

B-1

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Committee determines shall not be a Corporate Transaction.

(l) “Director” means a member of the Board or the board of directors of any Subsidiary.

(m) “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion.

(n) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Subsidiary, subject to the control and direction of the Company or any Subsidiary as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Subsidiary shall not be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(p) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii) above, the Fair Market Value thereof shall be determined by the Committee in good faith.

(q) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(s) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(t) “Officer” means a person who is an officer of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

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(v) “Plan” means this MELA Sciences, Inc. Amended and Restated 2013 Stock Incentive Plan.

(w) “Restricted Stock” means Common Stock received under an Award made pursuant to Section 10, below, that is subject to restrictions under said Section 10.

(x) “Share” means a share of the Common Stock.

(y) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock and Cash Subject to the Plan.

(a) Subject to the provisions of Section 11, below, the maximum aggregate number of Shares that may be issued pursuant to all Awards is 13,250,000 Shares, each of which may be issued under this Plan as an Incentive Stock Option.

(b) The maximum aggregate number of Shares that shall be subject to Awards made under this Plan to any individual during any calendar year shall be 2,000,000 Shares.

(c) Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan. To the extent an Award (or portion thereof) is forfeited, canceled or expires (whether voluntarily or involuntarily), the Shares subject to the forfeited, canceled or expired portion thereof shall be returned to the Plan and shall become available for future issuance under the Plan. Any Shares covered by an Option which are surrendered (i) in payment of the Option exercise price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Option shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan.

4. Administration of the Plan.

(a) Plan Committee. The Plan shall be administered by the Committee.

(b) Powers of the Committee. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have the authority, in its discretion to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including, without limitation:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether, when and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided; however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee. The reduction of the exercise price of any Option awarded under the Plan and canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option or for cash, in each case, shall not be subject to stockholder approval;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(viii) to construe and interpret the terms of the Plan, any rules and regulations under the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(ix) to approve corrections in the documentation or administration of any Award; and

(x) to take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

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The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Officer or other Employee of the Company and such attorneys, consultants and accountants as it may select.

(c) Delegation of Authority. To the extent permitted by Applicable Laws, the Committee may delegate to one or more Officers of the Company the power to grant Awards pursuant to the Plan to Employees of the Company or any Subsidiary who are not Directors or Officers of the Company or such Subsidiary.

(d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees, members of the Committee shall be defended and indemnified by the Company to the extent permitted by law against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, fraud or willful misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Non-Qualified Stock Options may be granted to Employees, Directors and Consultants as the Committee may determine from time to time. Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary of the Company as the Committee may determine from time to time.

6. Terms and Conditions of Options.

(a) Designation of Option. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(b) Conditions of Option. Subject to the terms of the Plan, the Committee shall determine the provisions, terms, and conditions of each Option including, but not limited to, the Option vesting schedule, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon exercise of the Option and satisfaction of any performance criteria.

(c) Term of Option. The term of each Option shall be the term stated in the Award Agreement; provided, however, that the term of an Option shall be no more than ten (10) years from the date of grant thereof. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company, may not have a term that exceeds five (5) years from the date of grant thereof.

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(d) Transferability of Options. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Non-Qualified Stock Options shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Committee, but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders, in all cases without payment for such transfers to the Grantee. Unless otherwise agreed to by the Committee, all vesting, exercisability and forfeiture provisions that are conditioned on the Grantee’s continued employment or service shall continue to be determined with reference to the Grantee’s employment or service (and not to the status of the transferee) after any transfer of a Non-Qualified Stock Option pursuant to this Section 6(d), and the responsibility to pay any taxes in connection with a Non-Qualified Stock Option shall remain with the Grantee notwithstanding any transfer other than by will or the laws of descent and distribution.

(e) Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Committee makes the determination to grant such Option.

7. Option Exercise Price, Consideration and Taxes.

(a) Exercise Price. The exercise price for an Option shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise of an Option including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Committee may determine, the Committee is authorized to accept as consideration for Shares issued under the Plan the following:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) payment through a broker-assisted cashless exercise program made available by the Company, such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares; or

(v) any combination of the foregoing methods of payment.

The Committee may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Committee for the satisfaction of any federal, state, or local income and employment tax withholding obligations (calculated at the statutory minimum amount for such withholding), including, without limitation, obligations incident to the receipt of Shares. Upon exercise of an Option the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Option, if applicable, sufficient to satisfy the applicable tax withholding obligations incident to the exercise or vesting of an Option (calculated at the statutory minimum amount for such withholding).

8. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder.

B-5

(i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee under the terms of the Plan and specified in the Award Agreement.

(ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been made.

(iii) The holder of an Option shall have no rights as a stockholder of the Company with respect to any Shares covered by the Option until the Option is validly exercised, the exercise price is paid fully and applicable withholding obligations are satisfied.

(b) Termination of Employment or other Service. Unless otherwise determined by the Committee or specified in the applicable Award Agreement, the following rules apply with regard to Options held by a Grantee at the time of his or her termination of employment or other service with the Company and its Subsidiaries.

(i) Termination by Reason of Death or Disability.    If a Grantee’s employment or other service terminates by reason of death or Disability, then (1) any portion of an Option held by the Grantee which is not then exercisable shall thereupon terminate, and (2) any portion of an Option held by the Grantee which is then exercisable shall remain exercisable by the Grantee (or beneficiary) for a period of one year following such termination of employment or other service or, if sooner, until the expiration of the term of the option, and, to the extent not exercised within such period, shall thereupon terminate.

(ii) Termination for Cause.    If a Grantee’s employment or other service is terminated by the Company for Cause, then any Option held by the Grantee, whether or not then exercisable, shall immediately terminate and cease to be exercisable.

(iii) Other Termination.    If a Grantee’s employment or other service terminates for any reason (other than death, Disability or Cause) or for no reason, then (1) any portion of an Option held by the Grantee which is not then exercisable shall thereupon terminate, and (2) any portion of an Option held by the Grantee which is then exercisable shall remain exercisable during the ninety (90) day period following such termination or, if sooner, until the expiration of the term of the Option and, to the extent not exercised within such period, shall thereupon terminate.

(iv) Incentive Stock Options.    Any Option designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s employment or other service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable as set forth in this Section 8(b).

9. Conditions Upon Issuance of Shares.

(a) If at any time the Committee determines that the delivery of Shares pursuant to the exercise of an Option is or may be unlawful under Applicable Laws, the vesting or right to exercise an Option or to otherwise receive Shares pursuant to the terms of an Option shall be suspended until the Committee determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) The Committee may provide that the Shares issued upon exercise of an Option shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Shares issued upon exercise of such Option (including the actual or constructive surrender of Shares already owned by the Grantee) or payment of taxes arising in connection with an Option. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Grantee or other subsequent transfers by the Grantee of any Shares issued under an Option, including without limitation (i) restrictions under an insider trading policy or pursuant to applicable law, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by the Grantee and holders of other Company equity compensation arrangements, (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers, and (iv) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

B-6

10. Terms and Conditions of Restricted Stock Awards.

(a) Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Grantee, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

(b) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Grantee. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Award Agreement. Such certificates shall be deposited by the Grantee with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Award Agreement.

(c) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Unless otherwise stated in the Award Agreement, the Grantee will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Grantee will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Award Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(d) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Award Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Grantee shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

11. Adjustments Upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, stock split or reverse stock split, combination or exchange of Shares, the Board shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any Award (including number of shares subject to the award and the exercise price) or the aggregate number of Shares reserved for issuance under the Plan. Any such adjustments will be made by the Board, whose determination will be final, binding and conclusive.

12. Corporate Transactions.

(a) Acceleration of Award Upon Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, any outstanding Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights for all of the Shares at the time represented by such Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s employment or other service has not terminated prior to such date.

(b) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 12 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

B-7

13. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

14. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 13, above) shall adversely affect any rights under Awards already granted to a Grantee.

15. Limitation of Liability. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s service with the Company, nor shall it interfere in any way with his or her right or the right of the Company to terminate the Grantee’s service at any time, with or without cause including, but not limited to, Cause, and with or without notice.

17. Other Benefit Plans. Any Award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

18. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

19. Non-exclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20. Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions). Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

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M96000-P69307

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**MELA SCIENCES, INC.**

**The Board of Directors recommends a vote FOR all nominees in Proposal 1, and FOR Proposals 2, 3, 4, 5, 6, 7 and 8.**

1. Election of Directors

| Nominees: | For | Withhold |
|---|---|---|
| 1a. Jeffrey F. O'Donnell, Sr. | ☐ | ☐ |
| 1b. Michael R. Stewart | ☐ | ☐ |
| 1c. Samuel Navarro | ☐ | ☐ |
| 1d. David K. Stone | ☐ | ☐ |
| 1e. Kathryn Swintek | ☐ | ☐ |
| 1f. LuAnn Via | ☐ | ☐ |
| 1g. R. Rox Anderson | ☐ | ☐ |

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

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| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

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M95512-P69044

**Proxy — MELA Sciences, Inc.**

The undersigned hereby appoints Michael R. Stewart and Robert W. Cook, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of MELA Sciences, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of MELA Sciences, Inc. to be held on the 12th Floor of 30 S. 17th Street, Philadelphia, Pennsylvania 19103 on Wednesday, September 30, 2015 at 9:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

**UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2, 3, 4, 5, 6, 7 AND 8, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.**

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